UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                          LEUCADIA NATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NY2:\1604335\01\YDWV01!.DOC\76830.0001

                          LEUCADIA NATIONAL CORPORATION

                              315 Park Avenue South
                            New York, New York 10010

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 16, 2006

                                 --------------


                                                                  April 17, 2006
To our common shareholders:

           You are cordially invited to attend the annual meeting of shareholders of Leucadia National Corporation to be held on May 16, 2006, at 10:00 a.m., at Credit Suisse, 11 Madison Avenue, Level 2B Auditorium, New York, New York:

           1. To elect eight directors.

           2. To approve an amendment to the 2003 Senior Executive Annual Incentive Bonus Plan increasing the maximum annual incentive bonus that may be paid to each of Ian M. Cumming and Joseph S. Steinberg under the plan from 1% to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each year of the plan through and including fiscal year 2014.

           3. To approve the 2006 Senior Executive Warrant Plan and the grant of warrants to each of Ian M. Cumming and Joseph S. Steinberg under the plan to purchase 1,000,000 Leucadia National Corporation common shares at a per share exercise price equal to $57.03 per share, representing 105% of the closing price of our common shares as quoted on the New York Stock Exchange on March 6, 2006, the date on which the warrants were granted, subject to shareholder approval.

           4. To approve an amendment to the 1999 Stock Option Plan increasing the number of Leucadia National Corporation common shares reserved for issuance under the 1999 Stock Option Plan by 1,000,000 common shares so that an aggregate of 1,259,575 common shares would be reserved for issuance under the plan.

           5. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of our company and our subsidiaries for the year ended December 31, 2006.

           6. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

           Only holders of record of our common shares at the close of business on April 12, 2006 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by voting on the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

                                           By Order of the Board of Directors.


                                           LAURA E. ULBRANDT
                                           Secretary

NY2:\1631407\06\YYSV06!.DOC\76830.0146

                          LEUCADIA NATIONAL CORPORATION

                              315 Park Avenue South
                            New York, New York 10010

                                ---------------

                                 PROXY STATEMENT

                                ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                ---------------


                                                                  April 17, 2006

           This proxy statement is being furnished to the shareholders of Leucadia National Corporation, a New York corporation, in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders of the Company to be held on May 16, 2006 and at any adjournments thereof.

           At the meeting, shareholders will be asked:

           1. To elect eight directors.

           2. To approve an amendment to the 2003 Senior Executive Annual Incentive Bonus Plan increasing the maximum annual incentive bonus that may be paid to each of Ian M. Cumming and Joseph S. Steinberg under the plan from 1% to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each year of the plan through and including fiscal year 2014.

           3. To approve the 2006 Senior Executive Warrant Plan and the grant of warrants to each of Ian M. Cumming and Joseph S. Steinberg under the plan to purchase 1,000,000 Leucadia National Corporation common shares at a per share exercise price equal to $57.03 per share, representing 105% of the closing price of our common shares as quoted on the New York Stock Exchange on March 6, 2006, the date on which the warrants were granted, subject to shareholder approval.

           4. To approve an amendment to the 1999 Stock Option Plan increasing the number of Leucadia National Corporation common shares reserved for issuance under the 1999 Stock Option Plan by 1,000,000 common shares so that an aggregate of 1,259,575 common shares would be reserved for issuance under the plan.

           5. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of our company and our subsidiaries for the year ended December 31, 2006.

           6. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

           The Board of Directors has fixed the close of business on April 12, 2006 as the record date for the determination of the holders of our common shares, par value $1.00 per share, entitled to notice of and to vote at the meeting. Each eligible shareholder will be entitled to one vote for each common share held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. At the close of business on April 12, 2006, there were 108,093,558 common shares entitled to vote.

           This proxy statement and the accompanying form of proxy are first being sent to holders of the common shares on or about April 17, 2006.

                                   THE MEETING

DATE, TIME AND PLACE

           The annual meeting will be held on May 16, 2006, at 10:00 a.m., local time, at Credit Suisse, 11 Madison Avenue, Level 2B Auditorium, New York, New York.

MATTERS TO BE CONSIDERED

           At the meeting, shareholders will be asked to consider and vote to elect eight directors, to approve an amendment to the 2003 Senior Executive Annual Incentive Bonus Plan increasing the maximum annual incentive bonus that may be paid from 1% to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each year of the plan, to approve the 2006 Senior Executive Warrant Plan and the grant of 1,000,000 warrants thereunder to each of Messrs. Cumming and Steinberg, to approve an amendment to the 1999 Stock Option Plan to increase by 1,000,000 the number of common shares reserved for issuance under the plan and to ratify the selection of independent auditors. See "ELECTION OF DIRECTORS," "PROPOSED AMENDMENT TO 2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN," "PROPOSED 2006 SENIOR EXECUTIVE WARRANT PLAN AND GRANT OF WARRANTS," "PROPOSED AMENDMENT TO 1999 STOCK OPTION PLAN" and "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS." The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

           Shareholders as of the record date, i.e., the close of business on April 12, 2006, are entitled to notice of and to vote at the meeting. As of the record date, there were 108,093,558 common shares outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

           ELECTION OF DIRECTORS. Under New York law, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withholds authority to vote for the nominee, including broker non-votes, will not be counted toward the nominee's achievement of a plurality.

           APPROVAL OF AMENDMENT TO 2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN. Approval of the amendment to the 2003 incentive bonus plan requires the affirmative vote of the holders of a majority of the common shares voted at the meeting. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the approval of the 2003 incentive bonus plan, but do have the effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares from which the majority is calculated.

           2006 SENIOR EXECUTIVE WARRANT PLAN AND GRANT OF WARRANTS TO EACH OF MESSRS. Cumming and Steinberg. The affirmative vote of the holders of a majority of the common shares voted at the meeting is required to approve the 2006 Senior Executive Warrant Plan and the grant of 1,000,000 warrants thereunder to each of Messrs. Cumming and Steinberg, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the approval of the 2006 Senior Executive Warrant Plan and the grant of warrants thereunder, but do have the effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares from which the majority is calculated. Because broker non-votes are not counted as votes cast under the New York Stock Exchange approval requirements, they could have an impact on satisfaction of the requirement that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on the proposal.

           APPROVAL OF AMENDMENT TO 1999 STOCK OPTION PLAN. The affirmative vote of the holders of a majority of the common shares voted at the meeting is required to approve the amendment to the 1999 Stock Option Plan, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the approval of the amendment to the 1999 Stock Option Plan, but do have the effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares from which the majority is calculated. Because broker non-votes are not counted as votes cast under the New York Stock Exchange approval requirements, they could have an impact on satisfaction of the requirement that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on the proposal.

           SELECTION OF AUDITORS. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors requires the affirmative vote of the holders of a majority of the common shares voted at the meeting. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of auditors, but do have the effect of reducing the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.

           Ian M. Cumming, Chairman of the Board of Directors of our company, beneficially owns 12,403,267 or approximately 11.5% of the common shares outstanding at the record date. Joseph S. Steinberg, a Director and President of our company, beneficially owns 13,658,816 or approximately 12.6% of the common shares outstanding at the record date. The Cumming Foundation, a private charitable foundation established by Mr. Cumming, beneficially owns 211,146 or ..2% of the common shares outstanding at the record date. In addition, the Joseph
S. and Diane H. Steinberg 1992 Charitable Trust, a private charitable foundation established by Mr. Steinberg, beneficially owns 15,000 (less than .1%) of the common shares outstanding at the record date. Mr. Cumming and Mr. Steinberg each disclaims beneficial ownership of the common shares held by their respective private charitable foundation. Messrs. Cumming and Steinberg have advised us that they intend to cause all common shares that they beneficially own and all common shares beneficially owned by their respective charitable foundations, to be voted in favor of each nominee named herein, the proposed amendment to the 2003 incentive bonus plan, the proposed 2006 Warrant Plan and the grant of warrants to Messrs. Cumming and Steinberg thereunder, the proposed amendment to the 1999 Stock Option Plan and ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all our other directors and officers beneficially own approximately .5% of the common shares outstanding at the record date, excluding common shares acquirable upon the exercise of options.

VOTING AND REVOCATION OF PROXIES

           Shareholders are requested to vote by proxy in one of three ways:

               o    Use the toll-free telephone number shown on your proxy card;

               o Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

               o Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

           Common shares represented by properly executed proxies, received by us or voted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named, FOR approval of the proposed amendment to the 2003 incentive bonus plan, FOR approval of the 2006 Senior Executive Warrant Plan and the grant of warrants to each of Messrs. Cumming and Steinberg thereunder, FOR approval of the proposed amendment to the 1999 Stock Option Plan and FOR ratification of the selection of independent auditors.

           Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A control number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

           If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

           If a shareholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the meeting and votes in person, his or her shares will not be voted.

           Any proxy signed and returned by a shareholder or voted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of our company, at our address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the meeting. Attendance at the meeting will not alone constitute revocation of a proxy.

"HOUSEHOLDING" OF ANNUAL REPORT AND PROXY MATERIALS

           We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

           Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

           If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer and Trust Company, (in writing: 59 Maiden Lane, New York, New York 10038; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200).

           If we are householding materials to your address and you wish to receive a separate copy of the 2005 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer as indicated above.

           Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

PROXY SOLICITATION

           We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from shareholders by telephone, telegram, personal interview or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged Innisfree M&A Incorporated, a proxy solicitation agent, in connection with the solicitation of proxies for the meeting. We will bear the costs of the fees for the solicitation agent, which are not expected to exceed $7,500. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common shares held of record by them, and these custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

           We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2005, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              ELECTION OF DIRECTORS

           At the meeting, eight directors are to be elected to serve until the next meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the eight nominees named by the Board of Directors and listed on the following table. The Board of Directors does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board of Directors may propose. The following information is as of April 12, 2006.


NAME AND PRESENT POSITION,            AGE, PERIOD SERVED AS DIRECTOR, OTHER BUSINESS EXPERIENCE
IF ANY, WITH THE COMPANY              DURING THE LAST FIVE YEARS AND FAMILY RELATIONSHIPS, IF ANY
------------------------------------- ------------------------------------------------------------------------------

Ian M. Cumming,
   Chairman of the Board............. Mr. Cumming, 65, has served as a director and our Chairman of the Board since
                                      June 1978.  In addition, he is Chairman of the Board of The FINOVA Group Inc.
                                      FINOVA is a middle market lender, in which we have an indirect 25% equity interest.  Mr. Cumming is also a director of Skywest, Inc., a Utah-based regional air carrier, and HomeFed Corporation, a publicly held real estate development company, in which we have an approximate 29.9% equity interest,
                                      Mr. Cumming has an approximate 7.7% equity interest in HomeFed and a private charitable foundation, as to which Mr. Cumming disclaims beneficial ownership, has a less than 1.8% equity interest in HomeFed.

Paul M. Dougan....................... Mr. Dougan, 68, has served as a director since May 1985.  Mr. Dougan is a private investor.  Until July 2004, he was a director and President and Chief
                                      Executive Officer of Equity Oil Company, a company engaged in oil and gas exploration and production.

Lawrence D. Glaubinger............... Mr. Glaubinger, 80, has served as a director since May 1979.  Mr. Glaubinger is a private investor.  He was Chairman of the Board of Stern & Stern
                                      Industries, Inc., a New York corporation, which primarily manufactures and sells industrial textiles, from November 1977 through 2000.  He has also been
                                      President of Lawrence Economic Consulting Inc., a management consulting firm, since January 1977 and a manager of Bee Gee Trading Company LLC, a private commodities trading company, since July 2003.

Alan J. Hirschfield.................. Mr. Hirschfield, 70, has served as a director since April 2004.  Mr.
                                      Hirschfield is a private investor and consultant.  From 1992 to 2000, he was
                                      Co-Chief Executive Officer of Data Broadcasting Corporation, which merged with
                                      Financial Times/Pearsons, Inc.  Prior to that time, Mr. Hirschfield held executive positions in the financial and media industries.  He is a director of Carmike Cinemas, Inc., a publicly-held motion picture exhibitor in the
                                      United States, in which we had (until August 2004) an approximate 6% equity interest, Interactive Data Corporation (formerly Data Broadcasting
                                      Corporation), a global provider of financial and business information, and is a director and Vice-Chairman of Cantel Medical Corp., a healthcare company.


                                       6

NAME AND PRESENT POSITION,            AGE, PERIOD SERVED AS DIRECTOR, OTHER BUSINESS EXPERIENCE
IF ANY, WITH THE COMPANY              DURING THE LAST FIVE YEARS AND FAMILY RELATIONSHIPS, IF ANY
------------------------------------- ------------------------------------------------------------------------------
James E. Jordan...................... Mr. Jordan, 62, has served as a director since February 1981.  Mr. Jordan is a private investor.  He was the Managing Director of Arnhold and S. Bleichroeder
                                      Advisers, LLC, a privately owned global investment management company from
                                      July 2002 to June 2005.  From October 1986 to June 1997, he was the President
                                      of The William Penn Corporation, a holding company for an investment advisor to the William Penn family of mutual funds.  During that period, we beneficially owned approximately 19.7% of the common stock of William Penn.
                                      Mr. Jordan is a director of First Eagle family of mutual funds, JZ Equity
                                      Partners Plc., a British investment trust company, and Florida East Coast
                                      Industries, Inc., a holding company with railroad and real estate interests.

Jeffrey C. Keil...................... Mr. Keil, 62, has served as a director since April 2004.  Mr. Keil has been
                                      Chairman of International Real Returns, LLC, a private investment advisor, since July 2004 and served as Chairman of its Executive Committee from January
                                      1998 to June 2001.  Mr. Keil was President, from July 2001 through June 2004, of Ellesse, LLC, a private advisory company.  From 1996 to January 1998, Mr.
                                      Keil was a General Partner of Keil Investment Partners, a private fund that invested in the financial sector in Israel.  From 1984 to 1996, Mr. Keil was
                                      President and a director of Republic New York Corporation and Vice Chairman of
                                      Republic National Bank of New York.  He is a director of Anthracite Capital,
                                      Inc., a real estate investment trust and of Presidential Life Insurance
                                      Company, an insurance company.

Jesse Clyde Nichols, III............. Mr. Nichols, 66, has served as a director since June 1978.  Mr. Nichols is a private investor.  He was President, from May 1974 through 2000, of Nichols
                                      Industries, Inc., a diversified holding company.  Mr. Nichols is a director of
                                      Jordan Industries, Inc., a public company, of which we beneficially own approximately 10.1% of the common stock, which owns and manages manufacturing companies.

Joseph S. Steinberg, President....... Mr. Steinberg, 62, has served as a director since December 1978 and as our
                                      President since January 1979.  He is also a director of FINOVA and Jordan
                                      Industries, Inc.  In addition, Mr. Steinberg is Chairman of the Board of
                                      HomeFed; Mr. Steinberg has an approximate 8.7% equity interest in HomeFed, a trust for the benefit of Mr. Steinberg's children has a .7% equity interest in
                                      HomeFed and a private charitable trust, as to which Mr. Steinberg disclaims beneficial ownership, has a less than .1% equity interest in HomeFed.

     The Board of Directors recommends a vote FOR the above-named nominees.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

DIRECTOR INDEPENDENCE

           Pursuant to our Corporate Governance Guidelines, a copy of which is available on our website www.leucadia.com, the Board of Directors is required to affirmatively determine that a majority of the directors is independent under the listing standards of the New York Stock Exchange, the principal exchange on which the Company's common shares are traded. In accordance with the Guidelines, the Board of Directors undertakes an annual review of director independence. During this review, the Board considers all transactions and relationships between each director or any member of his immediate family and the Company, and its subsidiaries and affiliates. The Board also examines transactions and relationships between directors or their affiliates and Ian M. Cumming, our Chairman of the Board, and Joseph S. Steinberg, our President, and their respective affiliates. The purpose of this review is to determine whether any such relationships or transactions is considered a "material relationship" that would be inconsistent with a determination that a director is independent. The Board has not adopted any "categorical standards" for assessing independence, preferring instead to consider and disclose existing relationships with the non-management directors and the Company, Mr. Cumming or Mr. Steinberg.

           As a result of this review, the Board affirmatively determined that, other than Mr. Cumming and Mr. Steinberg, all of the Directors are independent of the Company and its management. In determining that all of the other Directors are independent, the Board reviewed the New York Stock Exchange corporate governance rules and also determined that the following relationships are not material relationships and therefore do not affect the independence determination: Mr. Cumming and Mr. Hirschfield are passive investors, each with a 15% passive interest, in a regional internet service provider, Mr. Cumming is a 6.6% passive stockholder in a restaurant that is 50% owned by Mr. Hirschfield and Mr. Cumming made a charitable contribution of $100,000 in each of 2004 and 2003 to a non-profit private school of which a son of Mr. Hirschfield is headmaster; Mr. Keil is a trustee of several trusts (certain of which hold our common shares) for the benefit of Mr. Steinberg's children and other family members (for which Mr. Keil receives no remuneration); Mr. Dougan is the retired President of Equity Oil Company, a company with which the Company had a joint venture that was dissolved in 2004. During 2003, 2002 and 2001, the Company made capital contributions to the joint venture of approximately $70,000, $167,000 and $160,000, respectively; during those years, the Company did not receive any payments from the joint venture. In addition, as stated in the Corporate Governance Guidelines, the Board has determined that friendship among directors shall not in and of itself be a basis for determining that a director is not independent for purposes of serving on the Board.

MEETINGS AND COMMITTEES

           During 2005, the Board of Directors held fourteen meetings and took action on numerous other occasions.

           The Board of Directors has a standing Audit Committee, Executive Committee, Compensation Committee and Nominating and Corporate Governance Committee.

           The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the conduct and integrity of our financial reporting and financial statements filed with the Securities and Exchange Commission, the scope and performance of our internal audit function, our systems of internal accounting and financial disclosure controls, compliance with legal and regulatory requirements, our Code of Business Practice and Code of Practice, and preparation of the audit committee report. In discharging its duties, the Audit Committee, among other things, has the sole authority to appoint (subject to shareholder ratification, which is not binding on the Audit Committee), compensate (including fee pre-approvals), evaluate and replace the independent auditors, oversee their scope of work, independence and their engagement for any other services, and meets independently with those persons performing the Company's internal auditing function, as well as the Company's independent auditors and senior management.

           During 2005, the Audit Committee met with management and the independent auditors nine times. At such meetings, the Audit Committee also met with the independent auditors without management present. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Annex A to the proxy statement for our 2004 Annual Meeting of Shareholders and is also available on our website. See "Annual Report and Company Information" below. The Audit Committee consists of Messrs. Keil (Chairman), Dougan, Hirschfield, Jordan and Nichols. The Board has determined that each of Messrs. Keil and Hirschfield is qualified as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission, thereby satisfying the financial expertise requirement of the listing standards of the New York Stock Exchange, and that each member of the Audit Committee is financially literate.

           The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of our business at such times as the full Board of Directors is unavailable in accordance with New York law. The Executive Committee consists of Messrs. Cumming (Chairman), Glaubinger, Jordan and Steinberg.

           The functions of the Compensation Committee are to determine and approve the compensation of the Chairman of the Board and President including under the 2003 Senior Executive Annual Incentive Bonus Plan, make recommendations to the Board of Directors with respect to compensation of our other executive officers in consultation with Messrs. Cumming and Steinberg, including with respect to our employee benefit and incentive plans, and to administer our 1999 Stock Option Plan. The Board of Directors has adopted a charter for the Compensation Committee, which is attached as Annex B to the proxy statement for our 2004 Annual Meeting of Shareholders and is also available on our website. See "Annual Report and Company Information" below. The Compensation Committee met five times and took action on two other occasions during 2005 and met twice during 2006. The Compensation Committee consists of Messrs. Nichols (Chairman), Glaubinger and Jordan.

           The function of the Nominating and Corporate Governance Committee is to assist the Board by identifying qualified candidates to serve as directors and recommend to the Board candidates for election to the Board; developing and recommending to the Board corporate governance guidelines; and overseeing the evaluations of the Board and management. The Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee, which is attached as Annex C to the proxy statement for our 2004 Annual Meeting of Shareholders and is also available on our website. See "Annual Report and Company Information" below. The Nominating Committee met once and took action on one other occasion during 2005 and consists of Messrs. Jordan (Chairman), Dougan and Nichols.

           THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO THE AUDIT COMMITTEE CHARTER, THE COMPENSATION COMMITTEE CHARTER, THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER AND THE INDEPENDENCE OF THE NON-MANAGEMENT MEMBERS OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE IT BY REFERENCE IN A FILING.

           A shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of that shareholder's intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of shareholders, not less than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of shareholders, not later than the tenth day following the date on which notice of the meeting is first given to shareholders. The notice shall include the name and address of the shareholder and his or her nominees, a representation that the shareholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the shareholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the shareholder's nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. We did not receive any nominations from shareholders for election as directors at the meeting. See "Proposals by Shareholders" for the deadline for nominating persons for election as directors for the 2007 annual meeting.

ATTENDANCE

           All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. Under our Corporate Governance Guidelines, each director is expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the shareholders, the Board and committees of which he is a member. All directors attended the annual meeting of shareholders in May 2005. A copy of our Corporate Governance Guidelines is available on our website.

MEETINGS OF NON-MANAGEMENT DIRECTORS

           The Board of Directors has determined that the non-management members of the Board of Directors will meet regularly in executive session outside the presence of any member of management, in conjunction with regularly scheduled meetings of the Board. No formal Board action may be taken at any executive session. At each executive session, one non-management director will be designated by the non-management directors present to serve as the presiding director to chair that executive session.

COMMUNICATING WITH THE BOARD

           Shareholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing to the Non-Management Members of the Board of Directors, c/o Corporate Secretary, Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010. The Corporate Secretary will review all correspondence and regularly forward to the non-management members of the Board a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Non-management directors may at any time review a log of all correspondence received by the Company that is addressed to non-management members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

CODE OF PRACTICE

           We have a Code of Business Practice, which is applicable to all directors, officers and employees of the Company, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on our website. The Company intends to post amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers on its website.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

           Set forth below is certain information as of April 12, 2006 with respect to the beneficial ownership of common shares by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common shares, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under "Executive Compensation," (4) the private charitable foundation established by Mr. Cumming and the charitable trust founded by Mr. Steinberg and his wife and (5) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.


                                                                        Number of Shares
Name and Address                                                          and Nature of               Percent
of Beneficial Owner                                                   Beneficial Ownership            of Class
-------------------                                                   --------------------            --------
Group consisting of
  Fairholme Capital Management, L.L.C.
  and Bruce R. Berkowitz (a)(b)...................................        7,628,434                     7.1%
Franklin Mutual Advisors, LLC (c)(d)..............................        6,351,388                     5.9%
Ian M. Cumming....................................................       12,403,267   (e)(f)           11.5%
Paul M. Dougan....................................................           12,650   (g)               *
Lawrence D. Glaubinger............................................          128,125   (h)                .1%
Alan J. Hirschfield...............................................           11,000   (i)               *
James E. Jordan...................................................           62,125   (j)               *
Jeffrey C. Keil...................................................            6,000   (i)               *
Thomas E. Mara....................................................           67,650   (k)               *
Jesse Clyde Nichols, III..........................................          102,195   (l)               *
Joseph A. Orlando.................................................           72,534   (m)               *
H.E. Scruggs......................................................           32,892   (n)               *
Joseph S. Steinberg...............................................       13,658,816   (f)(o)           12.6%
Cumming Foundation ...............................................          211,146   (p)                .2%
Joseph S. and Diane H. Steinberg
  1992 Charitable Trust...........................................           15,000   (q)               *
All directors and executive officers
  as a group (12 persons).........................................       26,584,054   (r)              24.6%

___________________

*  Less than .1%.

(a) The business address of this beneficial owner is c/o Fairholme Capital Management, L.L.C., 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

(b) Based upon a Schedule 13G/A filed February 14, 2006 filed by Fairholme Capital Management, L.L.C. and Bruce R. Berkowitz.

(c) The business address of this beneficial owner is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

(d) Based upon a Schedule 13G filed February 7, 2006 by Franklin Mutual Advisers, LLC. The securities reported therein are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to advisory contracts, are advised by Franklin Mutual Advisers, LLC, an indirect wholly owned subsidiary of Franklin Resources, Inc. Such advisory contracts grant to Franklin Mutual Advisers, LLC all investment and voting power over the securities owned by such advisory clients. Franklin Mutual Advisers, LLC disclaims beneficial ownership of the common shares reported by them.

(e) Includes 222,810 (.2%) common shares beneficially owned by Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner.

(f) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company.

(g) Includes (1) 5,125 common shares that may be acquired upon the exercise of currently exercisable stock options and (2) 150 (less than .1%) common shares owned by Mr. Dougan's wife as to which Mr. Dougan disclaims beneficial ownership.

(h) Includes 1,375 common shares that may be acquired upon the exercise of currently exercisable stock options.

(i) Consists of 1,000 common shares that may be acquired upon the exercise of currently exercisable stock options.

(j) Includes 2,500 common shares that may be acquired upon the exercise of currently exercisable stock options.

(k) Includes 34,500 common shares that may be acquired upon the exercise of currently exercisable stock options.

(l) Includes (1) 5,125 common shares that may be acquired upon the exercise of currently exercisable stock options and (2) 12,000 (less than .1%) common shares held by a revocable trust for Mr. Nichols' benefit, 9,698 (less than .1%) common shares beneficially owned by Mr. Nichols' wife (directly and indirectly through a majority owned company), 1,380 shares (less than .1%) common shares owned by Mr. Nichols' minor children and 480 (less than .1%) common shares held in trusts for the benefit of Mr. Nichols' minor children as to which Mr. Nichols may be deemed to be the beneficial owner.

(m) Includes 9,000 common shares that may be acquired upon the exercise of currently exercisable stock options.

(n) Consists of 7,500 common shares that may be acquired upon the exercise of currently exercisable stock options.

(o) Includes 69,600 (less than .1%) common shares beneficially owned by Mr. Steinberg's wife and daughter, 7,000,000 (6.5%) common shares held by corporations that are wholly owned by Mr. Steinberg, 4,018,212 (3.7%) common shares held by corporations that are wholly owned by a family trust as to which Mr. Steinberg has sole voting and dispositive control, and 1,169,856 (1.1%) held in a trust for the benefit of Mr. Steinberg's children as to which Mr. Steinberg may be deemed to be the beneficial owner.

(p) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of the common shares held by the foundation.

(q) Mr. Steinberg and his wife are the trustees of the charitable trust. Mr. Steinberg and his wife disclaim beneficial ownership of the common shares held by the charitable trust.

(r) Includes (1) 150 common shares owned of record by the spouse of a director of the Company as to which the director disclaims beneficial ownership; (2) 16,125 common shares that may be acquired by directors pursuant to the exercise of currently exercisable stock options; and (3) 78,000 common shares that may be acquired by certain officers pursuant to the exercise of currently exercisable stock options.

           As of April 12, 2006, Cede & Co. held of record 79,357,853 common shares (approximately 73.4% of the total number of common shares outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

           The following table sets forth information in respect of the compensation of our Chairman of the Board, our President and each of our other three most highly compensated current executive officers in 2005, for services in all capacities to us and our subsidiaries in 2005, 2004 and 2003.

                                                                                            Long-Term
                                                     Annual Compensation                  Compensation
                                      --------------------------------------------------- -------------- ---------------
                                                                                             Options/
     Name and Principal                                                   Other Annual       Warrants       All Other
       Position(s)           Year           Salary          Bonus         Compensation    (# of shares)   Compensation
       -----------           ----           ------          -----         ------------    -------------   ------------
Ian M. Cumming,              2005        $  652,370    $     19,967(1)      $ 146,278(3)        --          $  212,437(4)
Chairman of the Board        2004           630,429       1,423,749(2)        241,575(3)        --             206,566
                             2003           612,207       1,268,640(2)        288,103(3)        --             254,034


Joseph S. Steinberg,         2005        $  652,370    $     19,967(1)      $ 296,343(3)        --          $  205,915(4)
President                    2004           630,429       1,423,749(2)        744,481(3)        --             188,515
                             2003           612,207       1,268,640(2)        616,090(3)        --             240,440


Thomas E. Mara,              2005        $  310,000    $  5,434,300        $    --              --          $  101,800(4)
Executive Vice               2004           300,000       1,009,000             --           60,000            114,750
President and Treasurer      2003           287,000         983,600             --              --             103,625


Joseph A. Orlando,           2005        $  258,000    $  2,282,740        $    --              --          $   32,000(4)
Vice President and           2004           250,000         757,750             --           45,000             31,500
Chief Financial Officer      2003           225,000         631,750             --              --              31,000


H.E. Scruggs,                2005        $  216,000    $  3,231,480         $   --              --          $   29,300(4)
Vice President               2004           210,000         606,300             --           37,500             20,400
                             2003           200,000         706,000             --              --              25,125

----------------------
(1) Represents annual year-end bonus, based on a percentage of salary, paid to all employees. The Compensation Committee of the Board of Directors intends to consider the payment of a 2005 performance bonus to each of Messrs. Cumming and Steinberg at the Board of Directors meeting to be held following the 2006 annual meeting of shareholders. See "Report of the Compensation Committee of the Board of Directors--Compensation of Messrs. Cumming and Steinberg."

(2) Represents annual performance bonus paid to Messrs. Cumming and Steinberg under the 2003 Senior Executive Annual Incentive Bonus Plan and annual year-end bonus, based on a percentage of salary, paid to all employees. See "Report of the Compensation Committee of the Board of Directors--Compensation of Messrs. Cumming and Steinberg."

(3) Includes non-cash compensation valued at incremental cost to the Company, as follows: personal use of corporate aircraft (Mr. Cumming: $140,077 in 2005, $235,375 in 2004 and $288,050 in 2003, and Mr. Steinberg: $295,418 in
     2005, $743,556 in 2004 and $616,090 in 2003). The value of the non-cash compensation differs for federal tax purposes.

(4) Includes the annual premium on a term life insurance policy paid by the Company for the benefit of each person ($9,875 for Mr. Cumming and $2,815 for Mr. Steinberg), directors' fees from affiliates of the Company ($168,962 for Mr. Cumming, $169,500 for Mr. Steinberg, $71,000 for Mr. Mara, $11,000 for Mr. Orlando and $12,500 for Mr. Scruggs) and contributions made by the Company to a savings and retirement plan on behalf of each person ($33,600 for Mr. Cumming, $33,600 for Mr. Steinberg, $30,800 for Mr. Mara, $21,000 for Mr. Orlando and $16,800 for Mr. Scruggs). Omits the annual premium on certain term life insurance paid by the Company as described under "Certain Relationships and Related Transactions."

                 AGGREGATE OPTION/WARRANT EXERCISES IN 2005 AND
                     OPTION/WARRANT VALUES AT YEAR END 2005

           The following table provides information as to options and warrants exercised by each of the named executives in 2005 and the value of options and warrants held by the executives at year end measured in terms of the last reported sale price for the common shares on December 31, 2005 ($47.46, as reported on the New York Stock Exchange Composite Tape).

                                                                                            Value of Unexercised
                                                                  Number of Unexercised         In-the-Money
                                                                    Options/Warrants          Options/Warrants
                                                                  at December 31, 2005      at December 31, 2005
                                                                  --------------------      --------------------
                           Number of Shares
                          Underlying Options/                           Exercisable/            Exercisable/
   Name                   Warrants Exercised     Value Realized        Unexercisable           Unexercisable
   ----                   ------------------     --------------        -------------           -------------
   Ian M. Cumming                   --                 --                 0/0                     $0/$0
   Joseph S. Steinberg              --                 --                 0/0                     $0/$0
   Thomas E. Mara                   --                 --                 60,000/75,000           $1,820,875/$641,700
   Joseph A. Orlando              60,000           $1,299,275             0/60,000                $0/$582,400
   H.E. Scruggs                   46,500           $1,110,835             0/52,500                $0/$552,750

                                 RETIREMENT PLAN

           We and certain of our affiliated companies maintain a retirement plan, as amended and restated effective December 31, 1997, for certain of our employees and employees of these affiliated companies. The retirement plan is intended to qualify under the provisions of Section 401 of the Internal Revenue Code of 1986 (the "Code"). Participants are not required to make any contributions under the retirement plan. Benefit accruals under the retirement plan were frozen effective December 31, 1998. Employees who were not participants in the retirement plan on December 31, 1998 are not eligible to participate in the retirement plan.

           The retirement plan contains provisions for optional forms of payment and provides that the normal form of benefit in the case of a married participant is a benefit actuarially equivalent to an annuity for the life of the participant payable in the form of a 50% joint and survivor annuity for the participant and his spouse.

           Generally, a participant employed by us with 10 or more years of service, who is age 55 or over, but less than age 65, and who has retired from employment with us or a participating affiliate, may elect to receive an early retirement benefit. A participant with less than 10 years of service or who is under age 55, who has terminated employment with us or a participating affiliate, may elect to receive an early deferred vested benefit. The amount of the benefits are actuarially reduced to reflect payment before age 65.

           The projected annual retirement benefits under the retirement plan of the executive officers named in the Summary Compensation Table, expressed in the form of a straight-life annuity with no reduction for early commencement, are estimated as follows:

                  Ian M. Cumming........................     $25,394
                  Joseph S. Steinberg...................      25,394
                  Thomas E. Mara........................      25,394
                  Joseph A. Orlando.....................      27,451
                  H.E. Scruggs..........................      10,344

           We and certain of our affiliated companies currently maintain a savings and retirement plan for certain of our employees and employees of these affiliated companies. Participants may make before tax and/or after-tax contributions to the plan and we will match a portion of an eligible participant's before tax contributions. The plan also provides a contribution with each payroll for eligible participants equal to a percentage of eligible compensation determined on the basis of age and service. The plan is intended to qualify under the provisions of the Code.

                              EMPLOYMENT AGREEMENTS

           We have employment agreements with Messrs. Cumming and Steinberg that provide for Mr. Cumming's employment as our Chairman of the Board and Chief Executive Officer and for Mr. Steinberg's employment as our President through June 30, 2015 at annual salaries of $665,563 (as of July 1, 2005), subject to annual cost-of-living adjustments effective July 1 of each year, plus any additional compensation as may be voted by the Board of Directors. Messrs. Cumming and Steinberg are entitled to participate in all of our incentive plans and those of our other subsidiary and affiliated companies. We have also agreed to carry at our expense term life insurance policies on their lives in the amount of $1,000,000 each, payable to the beneficiaries as each of Messrs. Cumming and Steinberg shall designate. Under the agreements, if (1) there is a change in control of the Company and (A) either the employment of Messrs. Cumming or Steinberg is terminated by us without cause; or (B) Messrs. Cumming or Steinberg terminates his employment within one year of certain occurrences, such as the appointment or election of another person to his office, the aggregate compensation and other benefits to be received by Mr. Cumming or Mr. Steinberg for any twelve full calendar months falling below 115% of the amount received by him during the comparable preceding twelve-month period, or a change in the location of his principal place of employment, Messrs. Cumming or Steinberg will receive a severance allowance equal to the remainder of the aggregate annual salary, as adjusted for increases in the cost of living, that he would have received under his employment agreement. In addition, we or our successors will continue to carry the life insurance payable to the beneficiaries of Messrs. Cumming and Steinberg through the scheduled termination of the employment agreement.

           For additional information, see "Certain Relationship and Related Transactions" below.

                            COMPENSATION OF DIRECTORS

           Directors who are also our employees receive no remuneration for services as a member of the Board of Directors or any committee of the Board of Directors. In 2005, each director who was not our employee received a retainer of $36,000 plus $500 for each meeting of the Board of Directors and $500 for each meeting of a committee of the Board of Directors ($600 if a committee chairman) that he attended. Members of the Audit Committee receive an additional annual retainer of $10,000 ($12,000 for the Audit Committee chairman). In addition, prior to the 2006 annual meeting, under the terms of the then existing 1999 stock option plan, each non-employee director was automatically granted options to purchase 1,000 common shares on the date on which the annual meeting of our shareholders was held each year. Commencing with the 2006 annual meeting, under the terms of the 1999 stock option plan, as amended, each non-employee director will automatically be granted options to purchase 2,000 common shares on the date on which the annual meeting of our shareholders will be held each year. The purchase price of the common shares covered by the options is the fair market value of the common shares on the date of grant. These options become exercisable at the rate of 25% per year commencing one year after the date of grant. As a result of this provision, options to purchase 1,000 common shares at an exercise price of $36.05 per common share were awarded to each of Messrs. Dougan, Glaubinger, Hirschfield, Jordan, Keil and Nichols on May 17, 2005. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings.

                   2005 BOARD OF DIRECTORS COMPENSATION (1)

                                                           Audit Committee
  Director              Annual Retainer   Attendance Fees        Fees            Total       Stock Options (2)
  --------              ---------------   ---------------        ----            -----       -----------------

Paul M. Dougan              $36,000           $11,500           $10,000          $57,500          1,000
Lawrence Glaubinger         $36,000           $ 9,500             --             $45,500          1,000
Alan J. Hirschfield         $36,000           $ 8,000           $10,000          $54,000          1,000
James E. Jordan             $36,000           $13,100           $10,000          $59,100          1,000
Jeffrey C. Keil             $36,000           $11,800           $12,000          $59,800          1,000
Jesse Clyde Nichols, III    $36,000           $14,500           $10,000          $60,500          1,000

----------------------

(1) Table does not include reimbursement for certain travel expenses incurred in connection with attending board and committee meetings, including travel, hotel accommodations, meals and other incidental expenses for directors and their spouses accompanying them to Company related events.


(2)  Reflects options granted under the Company's 1999 Stock Option Plan.


                                 INDEMNIFICATION

           Pursuant to contracts of insurance dated October 1, 2005 with Illinois National Insurance Company, 175 Water Street, New York, New York 10038, U.S. Specialty Insurance Company, 13403 Northwest Freeway, Houston, Texas 77040, ACE American Insurance Company, 1601 Chestnut Street, Two Liberty Place, Philadelphia, Pennsylvania 19103, Twin City Fire Insurance Company, Hartford Plaza, Hartford, Connecticut 06115 and XL Specialty Insurance Company, Seaview House, 70 Seaview Avenue, Stamford, Connecticut 06902 we maintain a combined $50,000,000 indemnification insurance policy covering all of our directors and officers and our named subsidiaries. The annual premium for the insurance is approximately $1,837,000. As of April 12, 2006, no payments were received under our indemnification insurance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Pursuant to an agreement dated as of August 1, 1988 and amended and restated as of June 30, 2003, among the Company, Ian M. Cumming and Joseph S. Steinberg, upon the death of each of Mr. Cumming and Mr. Steinberg, we have agreed to purchase from his estate up to 55% of his direct and/or indirect interest in us, subject to reduction in certain circumstances, not to exceed $50,000,000 in value. The agreement provides that Messrs. Cumming's and Steinberg's interests in us will be valued at the higher of the average closing price of the common shares on the New York Stock Exchange for the 40 trading days preceding the date of death or the net book value of the common shares at the end of the fiscal quarter preceding the date of death. We have agreed to fund the purchase of common shares pursuant to this Agreement by purchasing and maintaining insurance on the life of each of Messrs. Cumming and Steinberg in the aggregate face amount of $50,000,000 per individual. The amended and restated agreement extends through June 30, 2018. We have purchased the life insurance contemplated by this agreement, the premiums for which aggregated approximately $647,000 in 2005. These amounts are not included in the Summary Compensation Table appearing elsewhere in this proxy statement.

           The Company is party to a Services Agreement with each of Messrs. Cumming and Steinberg, each dated as of January 1, 2004, pursuant to which the Company has agreed to provide certain services for Messrs. Cumming and Steinberg and/or affiliated entities. Such services include accounting and cash management services and tax services for both of Messrs. Cumming and Steinberg and transportation services for Mr. Steinberg. Each of Mr. Cumming and Mr. Steinberg pays the Company the cost of providing services to them under the Services Agreements. Mr. Cumming and Mr. Steinberg paid the Company $88,100 and $206,400, respectively, for services rendered by the Company in 2005 and have advanced the Company $110,000 and $251,000, respectively, for services to be rendered by the Company under these agreements in 2006.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS*

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS
(OTHER THAN IAN M. CUMMING AND JOSEPH S. STEINBERG)

           The Compensation Committee of the Board of Directors, consisting of Messrs. Nichols (Chairman), Glaubinger and Jordan determines and approves, in conjunction with the Board of Directors, the annual compensation of Mr. Cumming, our Chairman of the Board, and Mr. Steinberg, our President. The Committee also determines salary and bonus compensation of and awards of stock options to our executive officers in consultation with Messrs. Cumming and Steinberg.

           Our compensation package for executive officers consists of four basic elements:

          (1)  base salary;

          (2)  annual bonus compensation;

          (3) long-term incentives in the form of stock options granted pursuant to our 1999 Stock Option Plan; and

          (4) retirement benefits pursuant to our Savings and Retirement Plan and, with respect to eligible employees, the Retirement Plan. Other elements of compensation include medical and life insurance benefits available to employees generally.

           Each element of compensation has a different purpose. Salary and bonus payments are designed mainly to reward current and past performance. Stock options are primarily designed to provide strong incentive for superior long-term future performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the common shares. Retirement benefits generally are designed to reward prior service.

           During 2005, base salary of executive officers was determined by the Committee after considering the recommendation of Messrs. Cumming and Steinberg. Base salary is consistent with the executive's office and level of responsibility, with annual salary increases, which generally amount to a small percentage of the executive's prior base salary, primarily reflecting cost of living increases. However, annual salary increases may be significant to reflect an executive's increase in office and/or responsibility.

           Our executive compensation policy emphasizes performance based compensation. Accordingly, a large percentage of annual compensation consists of bonus compensation. This ensures that compensation paid to an executive reflects the individual's specific contributions to our success, as well as the level and degree of complexity involved in his contributions to the Company, which historically often have involved restructuring newly acquired enterprises, the success of which may not be evident for several years. Bonus compensation is determined on the basis of recommendations made to the Committee by Messrs. Cumming and Steinberg based on their subjective assessment of an executive's performance, our performance and each individual's contribution to our company. Bonus compensation is not based on any specific formula.


---------------------
* The disclosure contained in this section of this proxy statement is not incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), without specific reference to the incorporation of this section of this proxy statement.

           We, by means of our 1999 stock option plan, seek to retain the services of persons now holding key positions and to secure the services of persons capable of filling the positions. From time to time, stock options may be awarded which, under the terms of the 1999 stock option plan, permit the executive officer or other employee to purchase common shares at not less than the fair market value of the common shares on the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the common shares and hence, shareholder value, during the period of the option. Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. As with base salary and bonuses, the amount of stock options awarded to an executive officer is not based on any specific formula, but rather on a subjective assessment of the executive's performance and our performance. For information concerning a proposed amendment to our stock option plan, see "PROPOSED AMENDMENT TO 1999 STOCK OPTION PLAN" below.

           Under the provisions of Section 162(m) of the Code, we would not be able to deduct compensation to our executive officers whose compensation is required to be disclosed in our proxy statement for any year in excess of $1,000,000 per year unless the compensation was within the definition of "performance-based compensation" or meets certain other criteria. To qualify as "performance-based compensation," in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria or standards that precludes the exercise of discretion to increase the amount of compensation payable upon the attainment of the performance goal. We believe that ordinarily it is in our best interest to retain maximum flexibility in our compensation programs to enable us to appropriately reward, retain and attract the executive talent necessary to our success. To the extent these goals can be met with compensation that is designed to be deductible under Section 162(m) of the Code, such as the Stock Option Plan and the Senior Executive Annual Incentive Bonus Plan (described below), the compensation plans will be used. However, the Compensation Committee and the Board of Directors recognize that, in appropriate circumstances, compensation that is not deductible under Section 162(m) of the Code may be paid in the Compensation Committee's discretion.

           We believe that the executive compensation program has enabled us to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance. Base salaries, combined with annual variable performance based bonus awards that reflect the individual's level of responsibility, performance and contribution to the Company, are important elements of our cash compensation philosophy. Together with our executive stock ownership, our total executive compensation program not only aligns the interest of executive officers and shareholders, but also permits us to attract talented senior management. Messrs. Cumming and Steinberg and we believe the program strikes an appropriate balance between short and long-term performance objectives.

COMPENSATION OF MESSRS. CUMMING AND STEINBERG

           The base compensation of Mr. Ian M. Cumming, Chairman of the Board, and Mr. Joseph S. Steinberg, President of the Company, is set pursuant to employment agreements between the Company and each of Messrs. Cumming and Steinberg expiring June 30, 2015. See "Employment Agreements." The base salaries of Messrs. Cumming and Steinberg provided for in the current employment agreements initially were determined by the Compensation Committee in 1994 and increase annually in July only to reflect annual cost-of-living increases.

           2005 PERFORMANCE BONUS. The Compensation Committee and the Board of Directors intend to consider the 2005 performance bonus for each of Messrs. Cumming and Steinberg at the 2006 organizational meeting of the Board following the shareholders meeting. In doing so, the Compensation Committee intends to consider awards to be made under the 2003 Senior Executive Annual Incentive Bonus Plan (the "Bonus Plan"). As described below under "PROPOSED AMENDMENT TO 2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN," the Committee will also consider a discretionary bonus to each of Messrs. Cumming and Steinberg for their performance in 2005.

           The Bonus Plan directly links the annual incentive bonus of Messrs. Cumming and Steinberg with our performance, while providing the Compensation Committee with the flexibility to reduce amounts to be paid under the plan. The Bonus Plan provides for annual incentive bonuses to be paid to each of Messrs. Cumming and Steinberg in an amount equal to 1% of our audited pre-tax earnings and our consolidated subsidiaries for each of fiscal years through 2014. The amount of the annual incentive bonus awarded to each participant in any given year is subject to reduction by the Compensation Committee, in its sole discretion. Payments under the Bonus Plan will be made in cash following written certification by the Compensation Committee as to the amount of the annual incentive bonus for any given year. The Bonus Plan is designed so that the cash bonuses awarded under the plan will qualify as "performance-based compensation" under Section 162(m) of the Code. The Compensation Committee has discretion, where appropriate, to pay additional bonuses to Messrs. Cumming and Steinberg outside the Bonus Plan. In this event, the Compensation Committee will consider amounts paid to Messrs. Cumming and Steinberg under the Bonus Plan. To the extent that the Compensation Committee determines to award performance bonuses for a given year outside the Bonus Plan, this compensation may not be deemed to be performance-based compensation.

           See "PROPOSED AMENDMENT TO 2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN" below for information on a proposed amendment to the Bonus Plan that would go into effect for performance periods commencing on January 1, 2006.

           2004 PERFORMANCE BONUS. The Compensation Committee did not take action to reduce the amount of the 2004 incentive bonus for Mr. Cumming and Mr. Steinberg and certified in writing 2004 performance bonuses under the Bonus Plan of $1,403,750 to each of Messrs. Cumming and Steinberg.

           AMENDMENT TO 2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN. As described more fully under "PROPOSED AMENDMENT TO 2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN" below, at a meeting held on March 6, 2006, the Compensation Committee reviewed the current Bonus Plan and recommended that the Board of Directors approve, subject to shareholder approval, the amendment to the Bonus Plan that would increase by 35 basis points the percentage of pre-tax income that is the maximum annual incentive bonus payable under the Bonus Plan.

           Based upon the recommendation of the Compensation Committee, on March 6, 2006 the Board of Directors, with Messrs. Cumming and Steinberg abstaining,
(i) approved, subject to shareholder approval, the amendment of the Bonus Plan to increase the maximum annual incentive bonus that may be paid to each of Ian
M. Cumming and Joseph S. Steinberg under the plan from 1% to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each year of the plan through and including fiscal year 2014 and (ii) recommended that the shareholders vote in favor of the amendment to the Bonus Plan.

           2006 SENIOR EXECUTIVE WARRANT PLAN. On March 6, 2006, the Compensation Committee also considered (i) adoption of the 2006 Senior Executive Warrant Plan (the "Warrant Plan"), which provides for the issuance, subject to shareholder approval, of warrants to Messrs. Cumming and Steinberg as compensation and as an incentive for future services to the Company and (ii) the grant to each of Messrs. Cumming and Steinberg of warrants under the Warrant Plan (each, a "Warrant") to purchase 1,000,000 common shares at an exercise price equal to 105% of the closing price per share of a common share on the date the Warrants are granted. The Compensation Committee noted that the proposed Warrants would expire on March 5, 2011 and would vest in five equal tranches over the five-year term of the Warrants, with 20% vesting on the date shareholder approval is received, and an additional 20% vesting on each of March 6, 2007, 2008, 2009 and 2010 (provided, in the case of each Warrant, that Mr. Cumming or Mr. Steinberg (as the case may be) has not voluntarily terminated his employment with the Company or been terminated "for cause" (as defined in his employment agreement with the Company) on or before any such date). In the event of the death of Mr. Cumming or Mr. Steinberg, any unvested portion of the Warrant would become immediately vested. The Warrants may be exercised in cash or through a cashless exercise feature. For additional information concerning the Warrant Plan and the Warrants, see "PROPOSED 2006 SENIOR EXECUTIVE WARRANT PLAN AND GRANT OF WARRANTS," below.

           In determining whether to recommend approval of the Warrant Plan and the Warrants to the Board of Directors, the Compensation Committee considered the specific terms of the Warrant Plan and the Warrants, together with a variety of factors, including the fact that (i) warrants historically have been a part of the total compensation to Messrs. Cumming and Steinberg in the past, having first been granted in 1979, together with the specific characteristics of the prior warrants and that warrants had not been granted to either of Messrs. Cumming or Steinberg since 2000; (ii) each of Messrs. Cumming and Steinberg is party to an employment agreement with the Company, which in each case provides for certain base salary and such other compensation as may be granted by the Board of Directors; (iii) Warrants granted pursuant to the Warrant Plan would have an exercise price above the market price of the underlying common shares on the grant date of the Warrants, thereby linking any appreciation in the value of the Warrants to an increase in the market price of the underlying common shares,
(iv) the vesting restrictions contained in the proposed Warrants and the fact that vesting would terminate if Mr. Cumming or Mr. Steinberg (as the case may be) voluntarily terminated his employment or is terminated "for cause" (as defined in his employment agreement with the Company); and (v) certain tax considerations, including that the issuance or exercise of the Warrants would not have any significant effect on the Company's ability to use its net operating loss carryforwards and that the Warrants would be designed to comply with the provisions of Section 162(m) of the Code and, consequently, would result in tax deductible compensation for the Company unlimited by Section 162(m) of the Code. For additional information with respect to compensation paid and payable to Messrs. Cumming and Steinberg, see "EXECUTIVE COMPENSATION."

           Based on the foregoing, the Compensation Committee believed that Warrants issuable under the Warrant Plan were structured to be an incentive to future services to the Company, while providing Messrs. Cumming and Steinberg with the opportunity to share in any future increases in the market value of the Company. The Warrants and the common shares issuable thereunder will be transferable (subject to the provisions of the Company's Certificate of Incorporation) and will have the benefit of a registration rights agreement pursuant to which the Company will be obligated, in certain circumstances, to register the Warrants and the common shares issuable thereunder.

           Based upon the foregoing, the Compensation Committee unanimously recommended to the Board of Directors that the Warrant Plan and the grant to each of Messrs. Cumming and Steinberg of Warrants to purchase 1,000,000 common shares at an exercise price equal to 105% of the closing price per common share on the date the Warrants are granted by the Company be approved, subject to shareholder approval.

           Thereafter, on March 6, 2006, based upon the Compensation Committee's recommendation and the factors considered by the Compensation Committee, the Board of Directors approved (with Messrs. Cumming and Steinberg abstaining), subject to shareholder approval, the Warrant Plan and the grant to each of Messrs. Cumming and Steinberg of Warrants to purchase 1,000,000 common shares at an exercise price equal to 105% of the closing price per common share on March 6, 2006, the date the Warrants were granted by the Company (resulting in a per share exercise price of $57.03).

           The Compensation Committee consists of Jesse Clyde Nichols, III (Chairman), Lawrence D. Glaubinger and James E. Jordan.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of the forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial shareholders, we believe that during the year ended December 31, 2005, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                     SHAREHOLDER RETURN PERFORMANCE GRAPH**

           Set forth below is a graph comparing the cumulative total shareholder return on common shares against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's 500 Telecommunication Services Sector Index for the five-year period commencing December 31, 2000, as required by the Securities and Exchange Commission. Standard & Poor's Compustat Services, Inc. furnished the data.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY, S&P 500 INDEX AND S&P TELECOMMUNICATION SERVICES SECTOR INDEX


                                                      INDEXED RETURNS
                                                        Years Ending

                                          Base
                                         Period
Company / Index                          Dec-00   Dec-01    Dec-02   Dec-03   Dec-04   Dec-05
-------------------------------------------------------------------------------------------------
LEUCADIA NATIONAL CORP                    $100   $82.17    $106.91  $132.81  $201.25   $207.29
S&P 500 INDEX                              100    88.11      68.64    88.33    97.94    102.75
S&P TELECOMMUNICATION SERVICES SECTOR      100    87.75      57.82    61.92    74.21     70.03

           The graph assumes that $100 was invested on December 31, 2000 in each of the common shares, the S&P 500 Index and the S&P Telecommunication Services Sector Index and that all dividends were reinvested.


--------------------
** The disclosure contained in this section of the proxy statement is not incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof, including this proxy statement or the "Executive Compensation" section of this proxy statement.

                             AUDIT COMMITTEE REPORT

           The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005.

REVIEW WITH MANAGEMENT

           The Audit Committee reviewed and discussed our audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

           The Audit Committee discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, our independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, regarding the auditor's judgments about the quality of our accounting principles as applied in our financial reporting. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also concluded that PricewaterhouseCoopers LLP's provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, is compatible with PricewaterhouseCoopers LLP's independence.

CONCLUSION

           Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission and selected PricewaterhouseCoopers LLP as the independent auditor for 2006.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         Jeffrey C. Keil, Chairman
         Paul M. Dougan
         Alan J. Hirschfield
         James E. Jordan
         Jesse Clyde Nichols, III

           THE INFORMATION CONTAINED IN THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN A FILING.

                        INDEPENDENT ACCOUNTING FIRM FEES

           The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work performed by our independent auditor, PricewaterhouseCoopers LLP. Specifically, the committee has pre-approved certain specific categories of work and an initially authorized annual amount for each category. For additional services or services in an amount above the initially authorized annual amount, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve both general pre-approvals (where no specific, case-by-case approval is necessary) and specific pre-approvals. Any pre-approval decisions made by the Committee chair under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by

PricewaterhouseCoopers LLP that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines that such services are in fact within the scope of those services that have been pre-approved by the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically.

           The following table sets forth the aggregate fees incurred by us for the following periods relating to our independent accounting firm, PricewaterhouseCoopers LLP:

                                                           Fiscal Year Ended
                                                              December 31,
                                                             ------------
                                                           2005         2004
                                                           ----         ----
      Audit Fees................................     $ 4,396,000   $ 4,505,000
      Audit Related Fees........................       1,488,000       398,000
      Tax Fees..................................         582,000       547,000
      All Other Fees............................           8,000         6,000
                                                     ------------  ------------
                                                     $ 6,474,000   $ 5,456,000
                                                     ============  ============


           In the table above, in accordance with the SEC's definitions and rules, Audit Fees are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of the Company's consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, and for services that are normally provided by the accountants in connection with regulatory filings or engagements. Audit Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and in 2005 consist of employee benefit plan audits, compliance with regulatory matters and consulting with respect to technical accounting and disclosure rules. Tax Fees are fees for tax compliance, tax advice and tax planning. All Other Fees are fees for services not included in the first three categories. All such services were approved by the Audit Committee.

                              PROPOSED AMENDMENT TO
                2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN

           The Board of Directors of the Company, upon the recommendation of the Compensation Committee, is recommending that the shareholders approve an amendment to the 2003 Senior Executive Annual Incentive Bonus Plan (the "Bonus Plan"), as described below. If shareholder approval is received, the provisions of the Bonus Plan, as amended (the "Restated Plan") would go into effect for performance periods commencing on January 1, 2006.

           In its preliminary consideration of 2005 bonus compensation for Messrs. Cumming and Steinberg, the Compensation Committee noted, among other things, Leucadia's success in retaining the approximately $5 billion of net operating tax loss carryforwards of WilTel Communications Group, LLC ("WilTel") subsequent to the sale of WilTel in 2005. The Company believes that it is, therefore, unlikely to pay federal income tax at regular corporate tax rates (except for federal alternative minimum taxes) for the foreseeable future on a maximum of approximately $5 billion of pre-tax income. Since the Company's pre-tax income is not expected to be subject to the regular federal income tax, the Compensation Committee determined that the Bonus Plan, which provides for incentive bonuses based on pre-tax income, should be amended to reflect the retention of the WilTel tax attributes.

           While the actual size of the 2005 bonus to be awarded to Messrs. Cumming and Steinberg will not be determined, consistent with past practice, until immediately following the 2006 annual meeting of shareholders, the Compensation Committee intends to consider awarding 2005 bonuses to Messrs. Cumming and Steinberg in excess of amounts provided for under the Bonus Plan to reflect the significant federal tax savings recognized by the Company in 2005 attributable to the WilTel tax attributes and for which bonus compensation will not be paid under the Bonus Plan. Additional bonus paid outside the Bonus Plan will not be considered "performance-based" compensation, as defined in Section 162(m) of the Code and will not be deductible by the Company to the extent that, when added to all other non-"performance-based" compensation, the aggregate exceeds $1,000,000.

           The Compensation Committee, anticipating that bonuses to Messrs. Cumming and Steinberg in future years may again be increased to reflect the Company's tax savings, determined that it should take appropriate action to protect the deductibility of any such future incentive bonus awards that may be paid to Mr. Cumming or Mr. Steinberg. Therefore, the Restated Plan provides for an increase, by 35 basis points, of the percentage of pre-tax income that is the maximum annual incentive bonus payable under the Bonus Plan. This 35 basis point increase equals 1% of the 35% federal tax rate that, in the absence of the WilTel tax attributes, would generally be applicable to the Company's pre-tax income. In all other respects, the Bonus Plan will remain unchanged. In determining any bonus to be paid under the Restated Plan, the Compensation Committee intends to take into consideration the Company's actual tax liability for any given year, for example state, local or foreign income taxes, and will retain the ability under the Restated Plan to reduce amounts payable to Messrs. Cumming and Steinberg, as the Compensation Committee determines to be appropriate.

           The Compensation Committee recognized that it took action last year to amend the term of the Bonus Plan and did not consider and did not take into account WilTel's tax attributes at that time. The Compensation Committee noted that subsequent events occurred during 2005 that have given the Compensation Committee comfort that the Company will be able to use the WilTel tax attributes, and that at the time of last year's amendment it was not clear if the Company would retain the tax attributes if WilTel were sold. The Compensation Committee did not believe it was necessary to engage a compensation consultant to evaluate increasing the maximum bonus payable under the Bonus Plan. The Compensation Committee noted that (x) the base salary of $665,563 in 2006 for each of Mr. Cumming and Mr. Steinberg is modest in proportion to their contribution to the Company and is consistent with our general compensation philosophy that base salary generally represents a small percentage of annual compensation, with performance based compensation making up a larger component of annual compensation and (y) bonus compensation payable to Messrs. Cumming and Steinberg under the Bonus Plan (as proposed to be amended) would remain subject to the Compensation Committee's ability to reduce any payments under the plan as the Compensation Committee in its sole discretion determines. For additional information concerning the employment agreements for Messrs. Cumming and Steinberg, see "EXECUTIVE COMPENSATION -- Employment Agreements" above.

           The Bonus Plan was designed so that the cash bonuses awarded under the plan would qualify as "performance-based compensation" under Section 162(m) of the Code, which limits to $1,000,000 per employee per year the deductibility of non-performance based compensation payable to each of the Company's five most highly compensated executive officers. To continue to have cash bonuses paid under the Bonus Plan qualify as performance-based compensation, the proposed amendment of the Bonus Plan requires shareholder approval, and that is why the matter is being submitted to the shareholders.

           The Compensation Committee will retain the discretion, where appropriate, to pay additional bonuses to Messrs. Cumming and Steinberg outside the Restated Plan. In making that determination, the Compensation Committee will consider amounts payable to Messrs. Cumming and Steinberg under the Restated Plan. To the extent that the Compensation Committee determines to award performance bonuses for a given year outside the Restated Plan, such compensation may not be deemed to be "performance-based compensation" under
Section 162(m) of the Code, and may not be deductible by the Company.

           If shareholder approval of the Restated Plan is not obtained, the Bonus Plan will remain in effect in its current form, and the maximum annual bonus under the Bonus Plan will continue to be 1% through 2014. In that event, any bonus compensation paid to Messrs. Cumming and Steinberg in excess of 1% of pretax income may not be deductible by the Company.

           After considering all of the foregoing, the Compensation Committee resolved, and the Board of Directors (with Messrs. Cumming and Steinberg not present) agreed, subject to shareholder approval, to amend the Bonus Plan as described. In all other respects, the terms of the Bonus Plan will remain unchanged.

           The Board of Directors recommends that the Restated Plan be approved by the shareholders.

DESCRIPTION OF THE AMENDED PLAN

           The Restated Plan is intended to continue to directly link the annual incentive bonus of Messrs. Cumming and Steinberg with the performance of our Company, while providing the Compensation Committee with the flexibility to reduce the amounts to be paid under the Restated Plan.

           The Restated Plan provides for annual incentive bonuses to be paid to each of Messrs. Cumming and Steinberg in an amount equal to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each of the fiscal years beginning in 2006 through and including 2014. The amount of the annual incentive bonus awarded to each participant in any given year is subject to reduction by the Compensation Committee, in its sole discretion and is based upon the Compensation Committee's subjective assessment of the performance of Messrs. Cumming and Steinberg and the performance of the Company in that year. In making this assessment, the Compensation Committee historically has reviewed financial information, including information concerning the historical relationship between the Company's audited pre-tax income and annual bonuses paid to Messrs. Cumming and Steinberg. Under the Restated Plan, the Compensation Committee will also consider the Company's tax profile and whether the Company is paying taxes that were not anticipated or were attributable to income earned outside the United States.

           As noted above, the actual size of the 2005 bonus to be awarded to Messrs. Cumming and Steinberg will not be determined, consistent with past practice, until immediately following the 2006 annual meeting of shareholders and the Restated Plan, if approved by the shareholders, would go into effect for performance periods commencing on January 1, 2006. However, had the Restated Plan been in effect for fiscal year 2005 (assuming the Board of Directors determines, based on the recommendation of the Compensation Committee, that Messrs. Cumming and Steinberg should receive the maximum bonus payable for fiscal year 2005 under the Bonus Plan), the maximum bonus payable under the Restated Plan would increase to $6,826,950 from the $5,057,000 maximum currently payable under the Bonus Plan.

           Payments under the Restated Plan will be made in cash following written certification by the Compensation Committee as to the amount of the annual incentive bonus for any given year. The Board of Directors may at any time amend the Restated Plan as the Board of Directors may determine, including without shareholder approval.

           See "EXECUTIVE COMPENSATION--REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS" included in this proxy statement for additional information concerning the Restated Plan.

           A copy of the Restated Plan is included in this proxy statement as Annex A. The foregoing description of the Restated Plan is qualified in its entirety by reference to the Restated Plan itself.

           The Board of Directors recommends a vote FOR this proposal.

                   PROPOSED 2006 SENIOR EXECUTIVE WARRANT PLAN
                              AND GRANT OF WARRANTS

           The Board of Directors of the Company (with Messrs. Cumming and Steinberg abstaining) resolved on March 6, 2006, subject to shareholder approval, to approve the Warrant Plan and to grant, pursuant to the Warrant Plan, Warrants to purchase 1,000,000 common shares to each of Ian M. Cumming, Chairman of the Board and a director of the Company, and Joseph S. Steinberg, President and a director of the Company, as compensation and as an incentive for future services to the Company from Messrs. Cumming and Steinberg. A copy of the Warrant Plan, including the form of Warrant, is attached hereto as Annex B.

           In approving the Warrant Plan and grant of the Warrants, the Board considered the unanimous recommendation of the Compensation Committee and the factors considered by the Compensation Committee described in the "EXECUTIVE COMPENSATION -- Report of the Compensation Committee of the Board of Directors" contained herein.

           The Warrants grant to each of Messrs. Cumming and Steinberg the right to purchase up to an aggregate of 1,000,000 common shares each, at a price equal to 105% of the closing price of the common shares as quoted on the New York Stock Exchange on the date the Warrants were granted. The closing price of common shares as quoted on the New York Stock Exchange on March 6, 2006 (the date of the Board's resolution approving the grant of the Warrants) was $54.31 per common share (resulting in an exercise price of $57.03 per share). On April 12, 2006, the closing price of the common shares, as quoted on the New York Stock Exchange, was $60.50. The Warrants may not be exercised after March 5, 2011, the expiration of five years from the date the Warrant was granted, and will vest in five equal tranches over the five-year term of the Warrants, with 20% vesting on the date shareholder approval is received, and an additional 20% vesting on each of March 6, 2007, 2008, 2009 and 2010 (provided that in the case of each Warrant, Mr. Cumming or Mr. Steinberg (as the case may be) has not voluntarily terminated his employment with the Company or been terminated "for cause" (as defined in his employment agreement with the Company) on or before any such date). The Warrants may be exercised for cash or through a cashless exercise feature.

           The Board of Directors has designated the Compensation Committee to administer the Warrant Plan and the Warrants. In the event that the Board of Directors or the Compensation Committee of the Board accelerates vesting of all outstanding stock options issued under any stock option plan of the Company pursuant to the terms thereof, all outstanding Warrants will also become immediately exercisable. Subject to the limitations on transferability of the common shares (and rights to acquire common shares) set forth in the Certificate of Incorporation and described below, Warrants will be transferable.

           The number of common shares to be purchased pursuant to the Warrants will be subject to adjustments made to reflect stock splits, combinations of shares, recapitalizations, stock dividends and other like changes in capital structure, and subscription and/or purchase rights in respect of common shares. Each of the holders of Warrants would be entitled to demand registration and incidental registration rights, the costs of which would be borne by the Company. The foregoing description of the Warrants is qualified in its entirety by reference to the form of Warrant which is annexed to the Warrant Plan.

           In order to protect the Company's tax loss carryforwards, the common shares issuable upon exercise of Warrants will be subject to certain transfer restrictions contained in the Company's Certificate of Incorporation, which is designed to restrict transfers of Company securities to a person (or a group) who, would as a result of such transfer, become a five-percent shareholder under the then applicable tax regulations (a "Five Percent Shareholder"), or to an existing Five Percent Shareholder if the transfer would increase his or its ownership in the Company under the applicable tax regulations. Such transfer restrictions may be waived by the Board of Directors.

           Under the provisions of the Company's Certificate of Incorporation, acquisitions of the Company's "stock" (including Warrants) directly from the Company, whether by way of acquisition in a public or private offering, the exercise of a Warrant or conversion privilege, or otherwise, are not subject to such restrictions. As a result, such provisions will not restrict the issuance of Warrants to Messrs. Cumming and Steinberg (each of whom is a Five Percent Shareholder), or the issuance of common shares to Messrs. Cumming and Steinberg upon exercise of Warrants. However, subsequent transfers of Warrants or common shares issuable thereunder generally would be subject to the transfer restrictions, and would be proscribed, in the absence of Board approval. Warrants and any common shares issuable upon exercise of Warrants shall bear a conspicuous legend to such effect.

           Approval of the Warrant Plan and the Warrants requires the vote of a majority of the common shares voted at the meeting, provided that at least a majority of the Company's outstanding shares are voted on the matter. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR approval of the Warrant Plan and the grant of Warrants thereunder. Messrs. Cumming and Steinberg have advised the Company that they intend to cause all common shares that they beneficially own to be voted in favor of approval of the Warrant Plan and the grant of Warrants thereunder.

           As noted elsewhere in this Proxy Statement, as of April 12, 2006, Mr. Cumming, Mr. Steinberg, The Cumming Foundation, The Joseph S. and Diane H. Steinberg 1992 Charitable Trust, and all officers and directors as a group beneficially owned 11.5%, 12.6%, .2%, less than .1%, and .5%, respectively, of the outstanding common shares. Assuming the issuance of 1,000,000 common shares to each of Messrs. Cumming and Steinberg upon exercise of Warrants, and further assuming no other changes in the number or ownership of the outstanding common shares, Messrs. Cumming and Steinberg, as a group, and all officers and directors of the Company as a group, together with the charitable foundation and charitable trust referred to above, would beneficially own 25.7% and .7%, respectively, of the outstanding common shares.

ACCOUNTING TREATMENT

           As more fully discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, the Company is required to adopt Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" ("SFAS 123R") during the first quarter of 2006. SFAS 123R requires that the cost of all share-based payments to employees be recognized in the financial statements based on their fair values. That cost will be recognized as an expense over the vesting period of the award.

           The Warrants will be accounted for under SFAS 123R. Consequently, the fair value of the Warrants for accounting purposes will be based on a calculation that considers a number of assumptions, including the market price of the Company's common shares on the date the Warrants receive shareholder approval. Assuming that the market price of the Company's common shares is $60.00 per share on the date shareholder approval of the Warrants is received, the estimated fair value of the Warrants would be $17.47 per Warrant or approximately $34,900,000 in the aggregate. Based upon the vesting schedule of the Warrants, the Company would recognize approximately $12,400,000 as an expense in 2006.

FEDERAL INCOME TAX CONSEQUENCES

           The grant of a Warrant will not result in income for the recipient. The exercise of a Warrant will result in ordinary compensation income for the Warrant holder at the time of such exercise, assuming the common shares received at such time are transferable or are not subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code). Income recognized at that time would equal the excess of the fair market value of the common shares at that time over the consideration paid therefor by the Warrant holder. A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income included by a holder of a Warrant in connection with the exercise of such Warrant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and that no other limitations under the Code, including, without limitation, Section 162(m), apply. If the common shares received upon exercise by a Warrant holder are not transferable and are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), then, in the absence of a timely election under Section 83(b), the time and amount of the compensation income and deduction would be determined when the common shares become either transferable or not subject to a substantial risk of forfeiture.

           With certain exceptions, Section 162(m) of the Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1,000,000 per executive per taxable year. One such exception applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met. In general, the Company intends for any Warrants granted under the Warrant Plan (and the associated compensation) to qualify for the performance-based compensation exception to Section 162(m) of the Code.

           The Board of Directors recommends a vote FOR this proposal.

                              PROPOSED AMENDMENT TO
                             1999 STOCK OPTION PLAN

           On April 5, 2006, the Board of Directors, upon the unanimous recommendation, of the Compensation Committee, approved, subject to shareholder approval, an amendment (the "Amendment") to the 1999 Stock Option Plan (the "Stock Option Plan"). The proposed Amendment to the Stock Option Plan would increase the number of common shares available for issuance under the plan by one million (1,000,000) common shares, so that an aggregate of 1,259,575 common shares would be available for issuance under the Stock Option Plan. In all other respects the Stock Option Plan would remain unchanged.

           In making its recommendation to the Board of Directors, the Compensation Committee considered the recent history of the Company's discretionary option grants under the Stock Option Plan, the intended purpose of the Stock Option Plan, the number of shares that would be reserved for issuance under the amended Stock Option Plan (representing approximately 1.2% of the currently outstanding common shares, and together with the common shares issuable under the Warrants, representing approximately 3% of the currently outstanding common shares) and the fact that the amended Stock Option Plan was designed to comply with Section 162(m) of the Code.

           The Stock Option Plan is intended to afford non-employee directors and certain key employees of the Company or any subsidiary or parent corporation thereof who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, thereby creating in such persons an increased interest in and a greater concern for the welfare of the Company. The Company, by means of the Stock Option Plan, seeks to retain the services of persons now holding non-employee directorships and other key positions and to secure the services of persons capable of filling such positions.

           Initially, the Stock Option Plan authorized the issuance of 1,800,000 common shares, of which 259,575 common shares remained available for issuance as of April 12, 2006. The Board of Directors believes that the increase in the aggregate number of common shares available for future grants under the Stock Option Plan is appropriate to permit the continued grant of options at recent levels. The effective date of the Amendment is April 5, 2006, the date upon which the Amendment was adopted and approved by the Board of Directors; however, if the Amendment is not approved by the shareholders, the Amendment will be of no effect and the amount of common shares available for issuance under Stock Option Plan will remain at 259,575.

           The following summary of the Stock Option Plan as it is proposed to be amended (the "Amended Option Plan") is not intended to be complete and is qualified in its entirety by reference to the Amended Plan, the full text of which is set forth in Annex C hereto.

           The Amended Option Plan provides for the granting of two types of options ("Options") pursuant to the plan: those intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options") and those not intended to satisfy the requirements for Incentive Options ("Non- Qualified Options"). In addition, stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options. See "--FEDERAL INCOME TAX CONSEQUENCES" below. Options or Rights to purchase or acquire in the aggregate, up to 1,259,575 common shares (which number is subject to adjustment in the event of stock dividends, stock splits and other contingencies) from time to time will be available for issuance under the Amended Option Plan. The Amended Option Plan will continue indefinitely until terminated by the Board of Directors or the Compensation Committee. The common shares with respect to which Options or Rights may be granted may be made available from either authorized and unissued shares or treasury shares. The Amended Option Plan will become effective only upon the affirmative vote of the holders of a majority of the common shares voted at the meeting, provided that at least a majority of the Company's outstanding shares are voted on the matter. Messrs. Cumming and Steinberg have advised the Company that they intend to cause all common shares that they beneficially own to be voted in favor of approval of the Amended Stock Option Plan.

ADMINISTRATION

           The Amended Option Plan is administered by the Compensation Committee, which has the authority, in its discretion and subject to the express provisions of the Amended Option Plan (including the provisions regarding automatic grants of Options to non-employee directors of the Company), to determine, among other things, the persons to receive Options or Rights, the date of grant of such Options or Rights, the number of common shares to be subject to each Option or Right, the purchase price of each common share subject to such Options or Rights and the terms and provisions of the respective Options or Rights (which need not be identical). In determining the persons to whom Options or Rights are to be granted under the Amended Option Plan, the Compensation Committee will consider the employee's length of service, the amount of such employee's earnings and such employee's responsibilities and duties. The Company will receive no monetary consideration for the granting of Options or Rights under the Amended Stock Option Plan.

           Incentive Options and Rights may be granted only to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options and Rights may be granted to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options will be granted to non-employee directors of the Company as discussed below. The aggregate number of common shares with respect to which Options and/or Rights may be granted under the Amended Option Plan to any employee in any one taxable year is 450,000.

           The purchase price of common shares issuable upon exercise of each Option granted pursuant to the Amended Option Plan will be not less than 100% of the fair market value of such common shares on the date the Option is granted, as determined in accordance with the Amended Option Plan. As of April 12, 2006, the closing price of the common shares was $60.50, as quoted on the New York Stock Exchange. Any Option granted under the Amended Option Plan may be exercised upon such terms and conditions as may be determined by the Compensation Committee, except that no Incentive Option may be exercisable more than ten years after the date on which it is granted and no Incentive Option may be granted after April 1, 2009. The Compensation Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the Amended Option Plan. In the discretion of the Compensation Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Compensation Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the limitations contained in the Amended Option Plan.

           The Amended Option Plan provides for the automatic grant of Non-Qualified Options to purchase 2,000 common shares to each non-employee director of the Company (a "Director Participant") on the date on which the annual meeting of the Company's shareholders (including any adjournments thereof) is held in each year beginning with the 2006 annual meeting. The purchase price of the common shares covered by the Non-Qualified Options will be the fair market value of the common shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, such Non-Qualified Option will be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the Amended Option Plan.

           The Amended Option Plan permits, in certain circumstances, the exercise of Options and Rights for a limited period following termination of employment due to death, retirement, disability or dismissal other than for cause.

           The Amended Option Plan may be amended from time to time by the Board of Directors, provided that no amendment will be made, without the approval of the shareholders, that will increase the total number of common shares reserved for Options and Rights under the Amended Option Plan or the maximum number of common shares with respect to which Options and/or Rights may be granted under the Amended Option Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split) or alter the class of eligible participants.

           It is intended that the cash proceeds to be received by the Company from the sale of common shares pursuant to the Amended Option Plan will be used by the Company for general corporate purposes.

           The Board of Directors may at any time suspend or terminate the Amended Option Plan, provided that rights and obligations under any Option or Right granted while the Amended Option Plan is in effect may not be altered or impaired by suspension or termination of the Amended Option Plan, except upon the consent of the person to whom the Option or Right was granted.

           In the event of any change in the outstanding common shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, spin-off, combination of shares, exchange of common shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended Option Plan, the Compensation Committee shall adjust, in an equitable manner, the number and kind of common shares that may be issued under the Amended Option Plan, the number and kind of common shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the common shares and other value determinations applicable to outstanding Options and Rights.

           In the event of an "Extraordinary Event" with respect to the Company (including a change in control of the Company, a sale of all or substantially all of the assets of the Company, and certain mergers or like business combinations, a partial liquidation under Section 302(b)(4) of the Code, and any other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of securities convertible into common shares), as described in the Amended Option Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Compensation Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each common share subject to such Option or Right, cash in an amount not less than the excess of the fair market value of such common share (as determined in accordance with the Amended Option Plan) over the exercise price per common share of such Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six
(6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company shall not constitute an Extraordinary Event with respect to the Company.

           Options or Rights granted under the Amended Option Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Compensation Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

FEDERAL INCOME TAX CONSEQUENCES

           Incentive Options. Incentive Options under the Amended Option Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." Under the Code, the grantee of an Incentive Option generally is not subject to regular income tax upon the receipt or exercise of the Incentive Option. Special rules apply to an employee who exercises an Incentive Option by delivering common shares previously acquired pursuant to the exercise of an Incentive Option.

           For purposes of computing any alternative minimum tax ("AMT") liability, an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a common share at the time the Option is exercised over the exercise price and, for AMT purposes, must compute his or her tax basis in the acquired common share as if such common share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any AMT liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

           If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in common shares), the optionee holds the common shares received upon exercise for a period extending to the later of two years from the date of grant or one year from the date of transfer pursuant to the exercise of such Option (the "applicable holding period"), the difference (if any) between the amount realized from the sale of such common shares and their tax basis to the holder will be taxed as long-term capital gain or loss (provided that such shares were held by the optionee as a capital asset at the time). If the holder is subject to the AMT in the year of disposition, his or her tax basis in the common shares will be determined, for AMT purposes, as described in the preceding paragraph. If, however, an optionee does not hold the common shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the optionee would realize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the common shares at the date the Incentive Option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price paid for such common shares, and the balance, if any, of income would be long-term capital gain (provided the holding period for the common shares exceeded one year and the optionee held the common shares as a capital asset at such time).

           A deduction will not be allowed to the employer corporation for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the applicable holding period, of common shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the employer corporation in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the employer corporation and is reasonable and that no other limitations under the Code apply.

           Non-Qualified Options and Stock Appreciation Rights. A Non-Qualified Option is one that is not intended to qualify as an incentive stock option under
Section 422(b) of the Code. An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares at the time of exercise over the exercise price. An individual who receives a Right will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of common shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the common shares received. In certain cases, a Right may be deemed for federal income tax purposes to have been exercised prior to actual exercise. In view of Section 16(b) of the Exchange Act, the timing of income recognition may be deferred (i.e., the "Deferral Period") for any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company following the exercise of a Non-Qualified Option or Right. Absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the common shares pursuant to the exercise of the Option or Right to include in income, as of the transfer date, the excess (on such date) of the fair market value of such common shares over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

           The ordinary income recognized with respect to the transfer of common shares or receipt of cash upon exercise of a Non-Qualified Option or a Right under the Amended Option Plan will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a Right for common shares or upon the exercise of a Non-Qualified Option, an individual may satisfy the liability in whole or in part by directing its employer corporation to withhold common shares from those that would otherwise be issuable to the individual or by tendering other common shares owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises. A deduction for federal income tax purposes will be allowed to the employer corporation in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and that no other limitations under the Code apply.

           Change in Control. As described above, upon an "Extraordinary Event" of the Company (as defined in the Amended Option Plan), all the then outstanding Options and Rights shall immediately become exercisable. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the employer corporation and the recipient would be subject to a 20% excise tax on such portion of the payments.

REGULATION

           The Amended Option Plan is neither qualified under the provisions of
Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

           The Board of Directors recommends a vote FOR this proposal.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

           The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the shareholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our shareholders' best interests.

           The Board of Directors recommends that the shareholders ratify the selection of PricewaterhouseCoopers LLP, certified public auditors, as the independent auditors to audit our accounts and those of our subsidiaries for 2006. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2006. PricewaterhouseCoopers LLP are currently our independent auditors.

           The Board of Directors recommends a vote FOR this proposal.

                      ANNUAL REPORT AND COMPANY INFORMATION

           A copy of our 2005 Annual Report to shareholders is being furnished to shareholders concurrently herewith.

           Shareholders may request a written copy of our Corporate Governance Guidelines and our Code of Business Practice, which includes our Code of Practice, by writing to our Corporate Secretary, Laura E. Ulbrandt, at 315 Park Avenue South, New York, New York 10010. Each of these documents is also available on our website, www.leucadia.com.

                            PROPOSALS BY SHAREHOLDERS

           Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2007 annual meeting of shareholders must be received by us at 315 Park Avenue South, New York, New York 10010, Attention of Laura E. Ulbrandt, Secretary, no later than December 18, 2006.

           Any shareholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a shareholder other than for inclusion in our 2007 proxy statement and related form of proxy, timely notice of any shareholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than March 2, 2007. Any proxies solicited by the Board of Directors for the 2007 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

           IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY, WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                          By Order of the Board of Directors


                                          Laura E. Ulbrandt
                                          Secretary

                                                                         ANNEX A

                          LEUCADIA NATIONAL CORPORATION
               2003 SENIOR EXECUTIVE ANNUAL INCENTIVE BONUS PLAN,
                             AS AMENDED MAY 16, 2006

1.   PURPOSE

           The purpose of the 2003 Senior Executive Annual Incentive Bonus Plan, as amended May 17, 2005 (the "Plan"), is to provide key senior executives of Leucadia National Corporation (the "Company") with incentive based compensation upon the achievement of established performance goals.

2.   ELIGIBILITY

           Eligibility for the Plan is limited to Ian M. Cumming, Chairman of the Board of the Company, and Joseph S. Steinberg, President of the Company. Individuals eligible to participate in the Plan are herein called
"Participants."

3.   AWARDS

           Each Participant will be eligible to receive an annual incentive cash bonus (the "Annual Bonus"), as described in Section 6 below, provided that the Compensation Committee shall have the authority to reduce the Annual Bonus of any Participant to the extent it deems appropriate. Any reduction of a Participant's Annual Bonus will not result in an increase of another Participant's Annual Bonus.

4.   TERM OF THE PLAN

           The Plan shall become effective on the date on which it is approved by shareholders of the Company and shall terminate immediately following the payment of the Annual Bonus for the Period ending December 31, 2014.

5.   PERFORMANCE PERIODS

           Each performance period ("Period") shall have a duration of one calendar year, commencing on January 1, and terminating on December 31.

6.   PERFORMANCE FORMULA

           6.1 Following each Period the Committee will certify the amount of the annual Bonus for each Participant pursuant to Section 6.2.

           6.2 The Annual Bonus for each Participant for any Period will be 1.35% of the pre-tax earnings of the Company and its consolidated subsidiaries as reported on the Company's audited consolidated financial statements, less any amount that the Committee, in its sole discretion, deems appropriate.

           6.3 As soon as reasonably practical following the completion of each Period, the Committee shall ascertain and certify in writing the amount of the Annual Bonus for each Participant. No Annual Bonus will be paid for any Period until such written certification is made by the Committee. The Annual Bonus shall be paid to each Participant within 20 days following the certification of the Annual Bonus.

           6.4 The provisions of this Section 6 shall be administered and interpreted in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to ensure the deductibility by the Company or its subsidiaries of the payment of the Annual Bonuses.

7.   PLAN ADMINISTRATION

           7.1 The Plan shall be administered by the Compensation Committee of the Company which shall consist solely of at least two (2) "outside directors" within the meaning of Section 162(m) of the Code (the "Committee"). The Committee may delegate any of its duties and powers, in whole or in part, to any subcommittee thereof, provided such subcommittee consists solely of at least two
(2) "outside directors" within the meaning of Section 162(m) of the Code.

           7.2 The Committee shall have full power to administer and interpret the Plan and to establish rules for its administration. The Committee may administer the Plan in all respects including the proration or adjustment of awards in the case of retirements, terminations, dismissal or death and other conditions as appropriate, consistent with the provisions of Section 162(m) of the Code.

           7.3 The Committee, in making any determination under or referred to in the Plan shall be entitled to rely on opinions, reports or statements of officers or employees of the Company and other entities and of counsel, public accountants and other professional expert persons.

8.   AMENDMENT AND TERMINATION OF THE PLAN

           The Company's Board of Directors may at any time, or from time to time, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Board of Directors may determine.

9.   MISCELLANEOUS PROVISIONS

           9.1 Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to continue to be employed by or perform services for the Company or any subsidiary.

           9.2 Except as may be approved by the Committee, a Participant's rights and interests under the Plan may not be assigned or transferred, hypothecated or encumbered, in whole or in part, either directly or by operation of law or otherwise (except in the event of the Participant's death).

           9.3 The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required to be withheld with respect to such payment.

           9.4 The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time obtaining.

                                                                         ANNEX B

                          LEUCADIA NATIONAL CORPORATION
                       2006 SENIOR EXECUTIVE WARRANT PLAN


1.   PURPOSE

           The purpose of the Senior Executive Warrant Plan (the "Plan") is to provide key senior executives of Leucadia National Corporation (the "Company") with incentives to maximize shareholder value through the issuance of warrants ("Warrants") to purchase common shares, par value $1.00 per share (the "Common Shares"), of the Company.

2.   ELIGIBILITY

           Eligibility for the Plan is limited to Ian M. Cumming, Chairman of the Board of the Company, and Joseph S. Steinberg, President of the Company. Individuals eligible to participate in the Plan are herein called
"Participants."

3.   PLAN ADMINISTRATION

           The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee may delegate any of its duties and powers, in whole or in part, to any subcommittee thereof.

           The Committee shall have full power to administer and interpret the Plan and to establish rules for its administration. The Committee shall have the authority, in its discretion and subject to the express provisions of the Warrants (the form of which is attached as Exhibit 1 and incorporated herein by reference), to determine the date of grant of Warrants to the Participants and the number of Common Shares to be subject to each Warrant.

           The Committee, in making any determination under or referred to in the Plan shall be entitled to rely on opinions, reports or statements of officers or employees of the Company and other entities and of counsel, public accountants and other professional expert persons.

4.   WARRANTS

           The maximum number of Common Shares that may be issuable upon exercise of Warrants granted under the Plan shall not exceed 2,000,000 Common Shares, subject to adjustment as set forth herein. Warrants to purchase up to 1,000,000 Common Shares may be granted to each Participant under the Plan. The exercise price per Common Share issuable upon the exercise of any Warrant granted hereunder shall be not less than 105% of the closing price of a Common Share, as quoted on the New York Stock Exchange on the date of grant of the Warrant. The Warrants will vest in five equal tranches over the five-year term of the Warrants, with 20% vesting on the date shareholder approval is received, and an additional 20% vesting on each of March 6, 2007, 2008, 2009 and 2010 (provided that a Participant has not voluntarily terminated his employment with the Company or been terminated "for cause" (as defined in his employment agreement with the Company) on or before any such date). In the event of the death of a Participant, any unvested portion of the Warrants will become immediately vested. The Warrants may be exercised in cash or through a cashless exercise feature. A Warrant may not be exercised after the expiration of five years from the date the Warrant is granted. All other terms of Warrants granted under the Plan shall be as set forth in the form of Warrant, attached hereto as
Exhibit 1 and incorporated herein by reference.

5.   AMENDMENT AND TERMINATION OF THE PLAN

           The Company's Board of Directors may at any time, or from time to time, suspend or terminate the Plan, in whole or in party, or amend it in such respects as the Board of Directors may determine; provided, however, that no such suspension, termination or amendment shall affect any outstanding Warrant without the consent of the holder thereof.

6.   MISCELLANEOUS PROVISIONS

           Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to continue to be employed by or perform services for the Company or any subsidiary.

           The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

EXHIBIT 1
                                 FORM OF WARRANT

     THE TRANSFER OF THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN PARAGRAPH 10 HEREOF, AND THE HOLDER OF THIS WARRANT BY ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS.


                          COMMON SHARE PURCHASE WARRANT

                 TO SUBSCRIBE FOR AND PURCHASE COMMON SHARES OF

                          LEUCADIA NATIONAL CORPORATION

                                     WARRANT TO PURCHASE 1,000,000 COMMON SHARES

THIS CERTIFIES that, for value received,

                            _________________________

(the "Executive") is entitled to subscribe for and purchase from LEUCADIA NATIONAL CORPORATION, incorporated under the laws of the State of New York (hereinafter called the "Company"), at the price of $57.03(1) per share (the "initial warrant purchase price"), one million (1,000,000) fully paid and nonassessable Common Shares, $1 par value, of the Company ("Common Shares"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The initial warrant purchase price and the number and character of the shares with respect to which this Warrant is exercisable are subject to adjustment as hereinafter provided.

     1.   Exercise; Issuance of Certificates; Payment for Shares.

          1A. The Warrants shall expire at 5:00 p.m. New York City time on March 5, 2011 and shall vest in five equal tranches over the five year term of the warrant, with twenty percent (20%) vesting on the date shareholder approval is received, and an additional twenty percent (20%) vesting on each of March 6, 2007, 2008, 2009 and 2010 (provided that the Executive has not voluntarily terminated his employment with the Company or been terminated for "cause" on or before any such date). "Cause" for purposes hereof is defined as the commission by the Executive of any act of gross negligence in the performance of his duties or obligations to the Company or any of its subsidiary or affiliated companies, or the commission by the Executive of any material act of disloyalty, dishonesty or breach of trust against the Company or any of its subsidiary or affiliated companies. Upon the death of the Executive, any unvested portion of the Warrant shall vest immediately.

          1B. In the event that the Board of Directors or the Compensation Committee accelerates vesting of outstanding stock options issued under any stock option plan of the Company pursuant to the terms thereof, the Warrants shall become immediately exercisable.

          1C. The rights may be so exercised by such holder hereof by the surrender of this Warrant (with the Subscription Agreement annexed hereto appropriately completed) to the Company at its offices at 315 Park Avenue South, New York, New York (or such other office or agency of the Company in New York, New York, as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company at any time within the period above named) and by payment of the initial warrant purchase price (as such initial warrant purchase price may be

---------------------
(1) 105% of closing price of a Common Share on the date the Warrants are granted by the Company.

     adjusted under this Warrant), at the election of the Executive in one or a combination of the following manners (i) by tendering in cash, by certified or cashier's check or by wire transfer payable to the order of the Company,
     (ii) by having the Company withhold shares of Common Shares issuable upon exercise of this Warrant equal in value to the aggregate initial warrant purchase price (as such initial warrant purchase price may be adjusted under this Warrant) as to which this Warrant is so exercised based on the average closing price of the Common Shares as quoted on the New York Stock Exchange for the five (5) consecutive trading days ending on and including the trading day immediately prior to the date on which this Warrant and the Subscription Agreement are delivered to the Company or (iii) such other method of paying the initial warrant purchase price (as such initial warrant purchase price may be adjusted under this Warrant) as the Compensation Committee determines to be consistent with applicable law and the terms of the Warrant.

          1D. The Company agrees that the shares so purchased shall be deemed to have been issued to the holder hereof as the record owner of such shares immediately after the close of business on the date on which this Warrant shall have been surrendered and delivery of payment for such shares shall have been made as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares so purchased shall be delivered to the holder hereof promptly after such surrender and delivery, and, unless this Warrant shall have expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof.

     2. Agreement of Holder. The holder of this Warrant, by his acceptance hereof, represents that he is acquiring this Warrant, and will acquire the Common Shares issuable upon any exercise of this Warrant by such holder, for his own account for investment and not with a view to the distribution thereof or with any present intention of selling any thereof, except for a sale of such Common Shares in compliance with the provisions of the Securities Act of 1933, as amended, and the rules and the regulations thereunder.

     3. Shares to be Fully Paid. Reservation of Shares. All shares issued upon the exercise of the rights represented by this Warrant shall be validly issued, fully paid and nonassessable (except as otherwise provided in Section 630 of the New York Business Corporation Law) and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall from time to time take all such action as may be requisite to assure that the par value per Common Share is at all times equal to or less than the warrant purchase price per share then in effect. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all time have authorized, and reserved for the purpose of issuance or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant. The Company shall take all such action as may be necessary to assure that such Common Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Shares of the Company may be listed. The Company shall not take any action which would result in any adjustment of the warrant purchase price if the total number of Common Shares issuable after such action upon exercise of all Warrants then outstanding would exceed the total number of then authorized but unissued Common Shares.

     4. Adjustments. The above provisions are, however, subject to the following:

          4A. Warrant Purchase Price Defined. The initial warrant purchase price set forth in the initial paragraph of this Warrant shall be subject to adjustment from time to time as hereinafter provided. The term "warrant purchase price" shall mean, unless and until any such adjustment shall occur, the initial warrant purchase price and, after any such adjustment, the warrant purchase price resulting from such adjustment.

          4B. Adjustment of Number of Shares. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of Common Shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

          4C. Adjustment of Warrant Purchase Price Upon Issuance of Common Shares. If and whenever after the date hereof the Company shall issue or sell any Common Shares without consideration or for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then, and in each such case, forthwith upon such issue or sale, the warrant purchase price shall be reduced to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (X) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the then existing warrant purchase price, plus (Y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of Common Shares outstanding immediately after such issue or sale. No adjustment shall be made in an amount less than $.05 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.05 per share or more. For the purposes of this paragraph 4(C), the following provisions (1) to (6), inclusive, shall also be applicable:

               (1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Shares, whether or not such rights or options are immediately exercisable, and the price per share for which Common Shares are issuable upon the exercise of such rights or options (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options by (ii) the total maximum number of Common Shares issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of Common Shares issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Shares, except as otherwise provided in paragraph 4C(2).

               (2) Changes in Rights or Options. If the purchase price provided for in any rights or options referred to in paragraph 4C(1) shall change at any time (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price in effect at the time of such event shall forthwith be readjusted to the warrant purchase price which would have been in effect at such time had such rights or options still outstanding provided for such changed purchase price at the time initially granted, issued or sold. Upon the expiration of any such option or right, the warrant purchase price then in effect hereunder shall forthwith be increased to the warrant purchase price which would have been in effect at the time of such expiration had such right or option to the extent outstanding immediately prior to such expiration never been issued and the Common Shares issuable thereunder shall no longer be deemed to be outstanding; provided, however, that no such increase in the warrant purchase price shall be made in an amount in excess of the amount of the adjustment thereof initially made in respect of the granting of such rights or options. If the purchase price provided for in any such right or option referred to in paragraph 4C(1) shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such right or option the warrant purchase price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such right or option never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the warrant purchase price then in effect hereunder is thereby reduced.

               (3) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company payable in Common Shares, any Common Shares issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (4) Consideration for Shares. In case any Common Shares or any rights or options to purchase Common Shares shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Common Shares or any rights or options to purchase Common Shares shall be issued or sold for a consideration other than cash, or partly for cash and for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the lesser of (i) the fair market value on the issue date of the securities so issued by the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith, or (ii) the fair value of such consideration as determined in good faith by the Board of Directors of the Company after deduction of any such expenses. In case any Common Shares or any rights or options to purchase Common Shares shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board in good faith shall determine to be attributable to such Common Shares, or rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for shares or other securities of any corporation, the Company shall be deemed to have issued a number of Common Shares for shares or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and the consideration received from such issuance shall be equal to the fair market value on the date of such transaction of such shares or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of Common Shares receivable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph 4F shall be made after giving effect to such adjustment of the warrant purchase price.

               (5) Record Date. In case the Company shall take a record of the holders of its Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares, or
          (ii) to subscribe for or purchase Common Shares, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (6) Treasury Shares. The number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Shares for the purposes of this paragraph 4(C).

          4D. Dividends and Distributions. If the Company shall at any time declare a dividend or make a distribution in respect of its Common Shares, the warrant purchase price in effect immediately prior to the declaration of such dividend or the making of such distribution shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per Common Share or, in the case of any other dividend distribution, to the fair value thereof per Common Share as determined in good faith by the Board of Directors of the Company; provided that no adjustment under this paragraph 4(D) shall be required in the case of a cash dividend payable out of earnings or surplus and otherwise than in securities of the Company unless such cash dividend is a special dividend as determined in good faith by the Board of Directors of the Company. If the Company shall at any time declare a dividend or make a distribution in respect of its Common Shares in securities of the Company other than Common Shares, the holder of this Warrant shall be entitled to receive upon exercise of this Warrant such securities as such holder would have been entitled to receive had this Warrant been exercised immediately prior to such dividend or distribution. For the purposes of the foregoing, a dividend in cash shall be considered payable out of earnings or surplus only to the extent that such earnings or surplus are charged an amount equal to such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend or distribution, or, if a record is not taken, the date as of which the holders of Common Shares of record entitled to such dividend or distribution are to be determined.

          4E. Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares or pay a dividend or other distribution upon any shares of the Company payable in Common Shares, the warrant purchase price in effect immediately prior to such subdivision or payment date shall be proportionately reduced. In case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

          4F. Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital shares of the Company, any consolidation or merger of the Company with another corporation, or any sale of all or substantially all of the assets of the Company to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to, and in form and substance satisfactory to, the registered holder hereof (who shall not unreasonably withhold his approval) at the last address of such holder appearing on the books of the Company,
     (i) the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and (ii) all other obligations of the Company under this Warrant.

          4G. Notice of Adjustments. Upon each adjustment or readjustment of the warrant purchase price or in the nature of the Common Shares, securities or other property receivable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall forthwith mail a copy of each such certificate addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

          4H. Other Notices. In case at any time:

               (1) the Company shall declare any dividend upon its Common Shares payable in shares or authorize any other distribution (other than regular cash dividends) to the holders of its Common Shares;

               (2) the Company shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights;

               (3) there shall be any capital reorganization, or reclassification of the capital shares of the Company (other than a transaction covered by paragraph 4F), or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (a) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution of subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the forgoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          4I. Certain Events. If any event occurs, as to which, in the opinion of the Board of Directors of the Company, the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the warrant purchase price as otherwise determined pursuant to this Paragraph 4 except in the event of a combination of shares of the type contemplated in paragraph 4E and then in no event to an amount larger than the warrant purchase price as adjusted pursuant to paragraph 4E.

      5. Issue Tax. The issuance of certificates for Common Shares upon the exercise of this Warrant shall be made without charge to the holders hereof for any issuance tax in respect thereof, and all such issuance taxes shall be paid or provided for by the Company prior to the issuance of such certificates.

      6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

      7. Listing of Shares. The Company agrees to use its best efforts to secure, as soon as practicable after the date hereof, the listing of the Common Shares issuable upon the exercise of this Warrant, subject to official notice of issuance, on the New York Stock Exchange, Inc.

      8. Warrant Transferable; Registration Books. Subject to the provisions of paragraph 10, this Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company referred to in paragraph 1 by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

      The Company shall keep or cause to be kept, at its offices (or the office of its agents) in New York, New York, proper books in which the names and addresses of the initial holder of this Warrant and all subsequent transferees shall be registered.

      9. Warrant Exchangeable; Loss, Theft, Destruction, Etc. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company referred to in paragraph 1, for a new Warrant or new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder.

      10. Limitations on Transferability; Securities Act Compliance,
 Registration.

          10A. Definitions. As used in this paragraph 10, the following definitions shall be applicable:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.

          "Company Securities" means (i) shares of common stock of the Company,
     (ii) shares of preferred stock of the Company, (iii) warrants, rights, or options (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)) to purchase stock of the Company, and (iv) any other interests that would be treated as "stock" of the Company pursuant to Treasury Regulation ss.1.382-2T(f)(18).

          "Maximum Includable Shares" shall mean the maximum number of Common Shares (including, for this purpose, the number of Common Shares issuable upon exercise of Restricted Securities for which registration is requested pursuant to paragraph 10E(1) to be offered by selling security holders in a firm commitment underwriting that the managing underwriter or underwriters (the "Managing Underwriters") of the proposed offering, in their good faith judgment, deem it practicable and consistent with the best interests of the Company to offer and sell, upon the effectiveness of the Registration Statement. In making such judgment, the Managing Underwriters shall take into account, among other things, (i) any adverse effect on the price or terms upon which the securities included in such Registration Statement for the account of the Company may be sold, and (ii) any adverse effect on the price or terms upon which all securities included in such Registration Statement for the account of the Company and the selling security holders may be sold.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Prospectus" shall mean any preliminary prospectus and final prospectus (as such may be amended or supplemented) which constitutes Part I of a Registration Statement filed with the Commission.

          "Registration Statement" shall mean the form and documents required to be filed by an issuer in connection with the registration of securities of such issuer under the Securities Act.

          "Restricted Securities" shall mean (i) this Warrant (and any warrant or warrants issued in exchange therefor or in replacement thereof) and (ii) the Common Shares issued or issuable upon exercise of this Warrant or such other warrants; the certificates for all of which bear the legend referred to in paragraph 10B.

          "Restricted Shares" shall mean the Common Shares issued or issuable upon exercise of Restricted Securities bearing the legend referred to in paragraph 10B.

          "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          "Seller" shall mean each holder of Restricted Securities or Restricted Shares for whom securities are included or proposed to be included in a Registration Statement filed or proposed to be filed by the Company.

          "transfer" shall mean any sale, pledge, assignment, encumbrance or disposition of any Restricted Securities or of any part thereof or interest therein, including an offer to transfer, whether or not such transfer would constitute a "sale" as that term is defined in section 2(3) of the Securities Act. For purposes of obtaining approval by the Board of Directors pursuant to Part III of Article Fourth of the Company's Certificate of Incorporation, "Transfer" shall mean any direct or indirect sale, transfer, assignment, conveyance, pledge, or other disposition. A Transfer also shall include the creation or grant of an option (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)). A Transfer shall not include an issuance or grant of Company Securities by the Company.

          "Treasury Regulation ss.1.382-2T" means the temporary income tax regulations promulgated under Section 382, and any successor regulations. References to any subsection of such regulations include references to any successor subsection thereof.

          10B. Legends.

               (1) Unless and until removed as provided in the next paragraph, this Warrant (and any Warrants issued in exchange herefor or replacement hereof) and each certificate evidencing Common Shares issued upon exercise of this Warrant shall bear a legend in substantially the following form:

                    In the case of this Warrant: "The transfer of this Warrant and the Common Shares issuable upon exercise hereof is subject to certain restrictions contained in paragraph 10 hereof, and the holder of this Warrant by acceptance hereof agrees to be bound by such restrictions."

                    In the case of Common Shares: "The transfer of this
               certificate and the shares evidenced hereby is subject to certain restrictions contained in paragraph 10 of a Common Share Purchase Warrant dated March 6, 2006, and the holder of this certificate by acceptance hereof agrees to be bound by such restrictions. A copy of such Warrant is on file with the Secretary of the Company."

                    The Company may issue such "stop transfer" instructions to its transfer agent with respect to all or any of the Restricted Securities as it deems appropriate to prevent any violation of the provisions of this paragraph 10 or of the Securities Act.

               (2) The Company shall issue a new Warrant or certificate which does not contain the legend set forth in paragraph 10B(1) if (i) the shares represented thereby are sold pursuant to a Registration Statement (including a current Prospectus) which has become and is effective under the Securities Act or (ii) the staff of the Commission shall have issued a "no action" letter to the effect that, or counsel acceptable to the Company shall have rendered its opinion (which opinion shall be acceptable to the Company) that, such securities may be sold without registration under the Securities Act.

               (3) At the time of any exercise of this Warrant, the Company may require, as a condition of allowing such exercise, that the holder of this Warrant furnish to the Company such information as, in the opinion of the Company, is reasonably necessary in order to establish that such exercise is made in compliance with the registration requirements of the Securities Act or may be made without registration under the Securities Act, including without limitation a written statement that such holder is acquiring the security receivable upon such exercise for its own account for investment and not with a view to the distribution thereof or with any present intention of selling any thereof; provided, however, that nothing contained in this paragraph 10B(3) shall impair the registration obligations of the Company specified in the succeeding provisions of this paragraph 10.

               (4) Unless and until removed as provided in Part III of Article Fourth of the Company's Certificate of Incorporation, this Warrant (and any Warrants issued in exchange herefor or replacement hereof) and each certificate evidencing Common Shares issued upon exercise of this Warrant shall bear a legend in substantially the following form:

                    In the case of this Warrant: "The transfer of this Warrant and the Common Shares issuable upon exercise hereof is subject to restrictions pursuant to Part III of Article Fourth of the Certificate of Incorporation of Leucadia National Corporation reprinted in its entirety on Appendix 1 of this Warrant."

                    In the case of Common Shares: "The transfer of the
               Securities represented hereby is subject to restrictions pursuant to Part III of Article Fourth of the Certificate of Incorporation of Leucadia National Corporation reprinted in its entirety on the back of this Certificate."

          10C. Notice of Transfer; Opinion of Counsel. If a holder of Restricted Securities proposes to transfer all or a portion of such securities, such holder shall give the Company written notice specifying the securities involved and describing the manner in which the proposed transfer is to be made, together with either (i) an opinion satisfactory to the Company or counsel satisfactory to the Company stating in substance that registration under the Securities Act is not required with respect to such transfer or
     (ii) a "no action" letter from the staff of the Commission with respect to such transfer. Following delivery of a notice accompanied by an opinion of counsel to the effect set forth above or by such a "no action" letter, such holder shall have the right to transfer, in a manner consistent with its notice to the Company, the Restricted Securities proposed to be transferred, provided that the holder has complied with the provisions of
     Part III of Article Fourth of the Company's Certificate of Incorporation, if applicable, unless the Company determines within 20 days following such delivery that registration under the Securities Act is required with respect to such proposed transfer or that such transfer would violate the provisions of such Part III of Article Fourth. Such holder shall cooperate with the Company for the purpose of permitting such determination to be made, including, to the extent deemed necessary by the Company, procuring and delivering to the Company an investment letter signed by the proposed transferee.

          10D. Demand Registration.

               (1) Upon a written demand by a holder or holders of at least 500,000 Restricted Shares (or such other equivalent number of shares as may result from a reclassification, subdivision or combination of Common Shares into a greater or smaller number of shares) that not less than 500,000 of such Restricted Shares be registered (which demand shall specify its intended method of disposition), the Company shall promptly give written notice of such demand to all other holders of Restricted Securities and shall use its best efforts to effect the registration under the Securities Act of:

                    (a) the Restricted Shares which the Company has been
               demanded to register pursuant to this paragraph 10D for a disposition in accordance with the proposed method of disposition described in said demand; and

                    (b) all other Restricted Shares the holders of which shall have made written request (stating the proposed method of disposition of such securities by the prospective Seller) to the Company for the registration thereof within 10 days after giving of such written notice by the Company, all to the extent requisite to permit the disposition (in accordance with the proposed methods thereof, as aforesaid, as long as such proposed methods are consistent with the original demand) by the prospective Seller or Sellers of such securities.

               (2) The Company's obligation to effect a registration under this paragraph is subject to the conditions that:

                    (a) The Executive and his transferees shall not be entitled to more than a total of (i) one registration statement on Form S-1 (or some other comparable form of registration statement) and
               (ii) two separate registration statements on Form S-2, S-3 or other comparable short form of registration statement; provided, however, that no such Form S-1 or Form S-2, S-3 or comparable short form need be filed until the earlier of the 90th day after the end of any fiscal year of the Company or the date on which the Company's audited financial statements for such fiscal year are available, nor shall more than one such form be required to be filed in any 12-month period.

                    (b) The Company shall not be required to have a special
               audit of its financial statements for inclusion in such Registration Statement: but if the rules and regulations of the Commission otherwise require such a special audit, the Company may delay the filing or effectiveness of the Registration Statement until such time as the Company receives its audited financial statements for its then current fiscal year.

                    (c) The Company shall not be required to effect any
               registration in accordance with paragraph 10D(1) hereof if (i) in the written opinion of counsel to the Company such registration may not be appropriately effected in light of any material pending transaction of the Company or its subsidiaries, or (ii) any registration of any underwritten public offering of securities made on behalf of the Company has become effective within ninety (90) days prior to the anticipated effective date of any registration requested pursuant to paragraph 10D(1) hereof.

          10E. Incidental Registration.

               (1) Whenever the Company proposes to file on its behalf and/or on behalf of any of its security holders a Registration Statement under the Securities Act on Forms S-1, S-2 or S-3 (other than in connection with a registration of securities on Form S-8) (or on any other form for the general registration of securities to be sold for cash) with respect to its Common Shares (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934), the Company shall give written notice to each holder of Restricted Securities at least 30 days before the filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered. The notice shall offer to include in such filing such number of Restricted Shares as such holders may request subject to the limitation in paragraph 10E(2). Each holder desiring to have Restricted Shares registered under this paragraph 10E shall (i) advise the Company in writing within 20 days after the date of receipt of such offer from the Company, setting forth the number of Restricted Shares for which registration is requested and the intended method of disposition thereof, and (ii) deliver to the Company a letter from counsel to such holder to the effect that registration under the Securities Act is or may be required. The Company shall thereupon include in such filing, subject to the limitation in paragraph 10E(2), the Restricted Shares proposed to be offered for sale by each Seller making such request in accordance with its intended method of disposition as stated in such request, and shall use its best efforts to effect registration under the Securities Act of such securities.

               (2) The Company shall, as soon as practicable after the expiration of the 20-day period provided for in paragraph 10E(1), furnish each Seller with a written statement from its managing or principal underwriter, if any, as to the Maximum Includable Shares. If
          (x) the total number of Common Shares which the Company proposes to include in such Registration Statement plus (y) the total number of Restricted Shares for which registration has been requested pursuant to paragraph 10E(1) is in excess of the Maximum Includable Shares, the number of shares (including Restricted Shares) to be included in such underwritten offering shall be determined as follows:

                      (a) No reduction shall be made in the number of shares to be registered for the account of the Company.

                      (b) Each Seller of Restricted Shares may include in the number of Common Shares comprising the balance of the Maximum Includable Shares that number of Common Shares determined by multiplying (i) the balance of such Maximum Includable Shares by (ii) a fraction the numerator of which shall be the number of Common Shares then owned by such Seller (adjusted to give effect to exercise of all warrants and conversion of all convertible securities then owned by such Seller) and the denominator of which is the number of Common Shares (as similarly adjusted as to all Sellers) owned by all Sellers.

          10F. General. If and whenever the Company is required by the provisions of this paragraph 10 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible:

                (1) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective;

                (2) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the shorter of 30 days or the completion of the distribution and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended method of disposition by the Seller or Sellers thereof set forth in such Registration Statement for such period;

                (3) furnish to each Seller such number of copies of the Prospectus contained in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the disposition of the securities owned by such Seller;

                (4) use its best efforts to register or qualify the Restricted Shares covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Sellers to consummate the disposition in such jurisdictions of such Restricted Shares during the period provided in paragraph 10F(2); and

                (5) (a) notify each Seller of any Restricted Shares covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and (b) at the request of any such Seller prepare and furnish to such Seller a reasonable number of copies of any supplement to or amendment of such Prospectus that may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          10G. Expenses. If and whenever the Company is required by the provisions of this paragraph 10 to effect the registration of any Restricted Shares under the Securities Act, the Company shall pay all expenses arising out of or related to the preparation, filing, amendment and supplementing of a Registration Statement, including, without limitation, all legal and accounting fees, Commission filing fees, NASD filing fees, printing costs, registration or qualification fees and expenses to comply with "blue sky" or other state securities laws, the fees of other experts and any reasonable expenses or other compensation paid to the underwriters (other than those required by the next succeeding sentence to be paid by the Sellers). Each Seller shall be required to bear underwriting commissions and discounts and transfer taxes, if any, payable in connection with the sale of Restricted Shares.

          10H. Indemnification. In the event of the registration of any Restricted Shares under the Securities Act pursuant to the provisions of this paragraph 10, the Company agrees to indemnify and hold harmless the Seller of such Restricted Shares, each underwriter, if any, of such Restricted Shares, and each person who controls such Seller or any such underwriter within the meaning of section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Seller, underwriter or controlling person may become subject under the Securities Act or the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Shares were registered under the Securities Act, or any Prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Seller, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or preliminary prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller, underwriter or controlling person specifically for use in preparation thereof; and provided further, however, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any such underwriter (or any person who so controls such underwriter) for any such loss, claim, damage, liability or action asserted by a person who purchased any Restricted Shares from such underwriter if a copy of the final Prospectus was not delivered or given to such person by such underwriter at or prior to the written confirmation of the sale to such person.

          In the event of the registration of any Restricted Shares under the Securities Act pursuant to the provisions hereof, each Seller of Restricted Shares agrees to indemnify and hold harmless and to use its best efforts to cause each underwriter, if any, of such Restricted Shares and each person who controls such Seller or any such underwriter within the meaning of section 15 of the Securities Act, to indemnify and hold harmless the Company, each person who controls the Company within the meaning of section 15 of the Securities Act, each of its officers who signs the Registration Statement, and each director of the Company from and against any and all losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or any such officer or director may become subject under the Securities Act or the common law or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Shares were registered under the Securities Act, any Prospectus or preliminary prospectus contained therein, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with, written information furnished to the Company by such Seller, controlling person or underwriter, specifically for use in connection with the preparation thereof; and will reimburse the Company, such controlling person and each such officer and director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

          Promptly after receipt by an indemnified party of notice of the commencement of any action such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this paragraph 10H. In case any such action is brought against any indemnified party, and it notifies any indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

          10I. Transferees. In the event that this Warrant or any of the Restricted Shares purchased upon exercise of this Warrant shall at any time be transferred by the holder hereof or thereof other than pursuant to an effective Registration Statement, the rights herein conferred shall extend to the transferee of such securities.

     11. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such State.

     IN WITNESS WHEREOF, LEUCADIA NATIONAL CORPORATION has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated March 6, 2006.

                                          LEUCADIA NATIONAL CORPORATION




                                          By:___________________________________





ATTEST:______________________________
       Secretary

                             SUBSCRIPTION AGREEMENT

                                                            Date:

TO:        Leucadia National Corporation

           The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase ___________Common Shares covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant, and (check the applicable boxes).



     [_] Tenders herewith payment of the initial warrant purchase price (as such initial warrant purchase price may be adjusted under this Warrant) in full in the form of cash, certified check, official bank check or by wire transfer, for account of the Company, in the amount of $________ for ________ of such Common Shares.

     [_] Elects to receive that number of Common Shares equal to the quotient of (i) (x) the Per Share Value, multiplied by ________ Common Shares as to which the Warrant is being exercised minus (y) the aggregate initial warrant purchase price (as such initial warrant purchase price may be adjusted under this Warrant) with respect to such Common Shares, divided by (ii) the Per Share Value. "Per Share Value" means the average closing price of the Common Shares as quoted on the New York Stock Exchange for the five (5) consecutive trading days ending on and including the trading day immediately prior to the date on which this Warrant and the Subscription Agreement are delivered to the Company.




                                             Signature _________________________

                                             Address____________________________

                                             ___________________________________

                                   ASSIGNMENT

       FOR VALUE RECEIVED         hereby sells, assigns and transfers all of the
rights of the undersigned under the within Warrant, with respect to the number of Common Shares covered thereby set forth herein below unto:

                Name of Assignee  Address    No. of Shares
                ----------------  -------    -------------



Dated:           ,


                                                Signature_______________________

                                                Witness_________________________

APPENDIX 1


                          PART III OF ARTICLE FOURTH OF
                       THE CERTIFICATE OF INCORPORATION OF
                          LEUCADIA NATIONAL CORPORATION



                           III. TRANSFER RESTRICTIONS

           (a) Certain Definitions. As used in this Part III of Article FOURTH, the following terms have the following respective meanings:

           "Corporation Securities" means (i) shares of common stock of the Corporation, (ii) shares of preferred stock of the Corporation, (iii) warrants, rights, or options (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)) to purchase stock of the Corporation, and (iv) any other interests that would be treated as "stock" of the Corporation pursuant to Treasury Regulation ss.1.382-2T(f)(18).

           "Percentage Stock Ownership" means percentage stock ownership as determined in accordance with Treasury Regulation ss.1.382-2T(g), (h), (j), and
(k).

           "Five-Percent Shareholder" means a Person or group of Persons that is identified as a "5-percent shareholder" of the Corporation pursuant to Treasury Regulation ss.1.382-2T(g)(1).

           "Person" means an individual, corporation, estate, trust, association, company, partnership, joint venture or similar organization.

           "Prohibited Transfer" means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and void under this
Part III of Article FOURTH.

           "Restriction Release Date" means the earlier of December 31, 2024, the repeal of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") (and any comparable successor provision) ("Section 382"), or the beginning of a taxable year of the Corporation (or any successor thereof) to which no Tax Benefits may be carried forward.

           "Tax Benefits" means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any "net unrealized built-in loss" within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

           "Transfer" means any direct or indirect sale, transfer, assignment, conveyance, pledge, or other disposition. A Transfer also shall include the creation or grant of an option (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)). A Transfer shall not include an issuance or grant of Corporation Securities by the Corporation.

           "Treasury Regulation ss.1.382-2T" means the temporary income tax regulations promulgated under Section 382, and any successor regulations. References to any subsection of such regulations include references to any successor subsection thereof.

           (b) Restrictions. Any attempted Transfer of Corporation Securities prior to the Restriction Release Date, or any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons shall become a Five-Percent Shareholder, or (2) the Percentage Stock Ownership interest in the Corporation of any Five-Percent Shareholder shall be increased; provided, however, that nothing herein contained shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, Inc. in the Corporation Securities.

           (c) Certain Exceptions. The restrictions set forth in paragraph (b) of this Part III of Article FOURTH shall not apply to an attempted Transfer if the transferor or the transferee obtains the approval of the Board of Directors of the Corporation. As a condition to granting its approval, the Board of Directors may, in its discretion, require an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any
Section 382 limitation on the use of the Tax Benefits.

           (d) Treatment of Excess Securities.

           (i) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the "Purported Transferee") shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the "Excess Securities"). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of shareholders of the Corporation, including without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Securities shall cease to be Excess Securities.

           (ii) If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee's possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities ("Prohibited Distributions"), to an agent designated by the Board of Directors (the "Agent"). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm's-length transactions (over the New York Stock Exchange, if possible); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent's discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation's demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale, except to the extent that the Agent grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to paragraph
(d)(iii) of this Article FOURTH if the Agent rather than the Purported Transferee had resold the Excess Securities.

           (iii) The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows:
(1) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;
(2) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value, calculated on the basis of the closing market price for Corporation Securities on the day before the Transfer, of the Excess Securities at the time of the attempted Transfer to the Purported Transferee by gift, inheritance, or similar Transfer), which amount (or fair market value) shall be determined in the discretion of the Board of Directors; and (3) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to the Leucadia Foundation; provided, however, that (i) if the Leucadia Foundation shall have terminated prior to its receipt of such amounts, such remaining amounts shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (and any comparable successor provision) ("Section 501(c)(3)") selected by the Board of Directors, and (ii) if the Excess

Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a 5% or greater Percentage Stock Ownership interest in any class of Corporation Securities, then any such remaining amounts to the extent attributable to the disposition of the portion of such Excess Securities exceeding a 4.99 Percentage Stock Ownership interest in such class shall be paid to one or more organizations qualifying under Section 501(c)(3) selected by the Board of Directors. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (2) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Part III of Article FOURTH inure to the benefit of the Corporation.

           (iv) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty business days from the date on which the Corporation makes a demand pursuant to paragraph
(d)(ii) of this Article, then the Corporation shall institute legal proceedings to compel the surrender.

           (v) The Corporation shall make the demand described in paragraph
(d)(ii) of this Part III of Article FOURTH within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of this Part III of Article FOURTH shall apply nonetheless.

           (e) Bylaws, Legends, etc.

           (i) The Bylaws of the Corporation shall make appropriate provisions to effectuate the requirements of this Part III of Article FOURTH.

           (ii) All certificates representing Corporation Securities issued after the effectiveness of this Part III of Article FOURTH shall bear a conspicuous legend as follows:

          THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT TO PART III OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF LEUCADIA NATIONAL CORPORATION REPRINTED IN ITS ENTIRETY ON THE BACK OF THIS CERTIFICATE.

           (iii) The Board of Directors of the Corporation shall have the power to determine all matters necessary to determine compliance with this Part III of Article FOURTH, including without limitation (1) whether a new Five-Percent Shareholder would be required to be identified in certain circumstances, (2) whether a Transfer is a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any Five-Percent Shareholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to clause (2) of paragraph (d)(iii) of this Part III of Article FOURTH, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Part III of Article FOURTH.

                                                                         ANNEX C

                          LEUCADIA NATIONAL CORPORATION
                             1999 STOCK OPTION PLAN
                            AS AMENDED APRIL 5, 2006

I.   Purposes

           Leucadia National Corporation (the "Company") desires to afford its directors and certain of its key employees and certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors and key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

           The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to this 1999 Stock Option Plan, as amended (the "Plan"), are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director or key employee.

           The Company, by means of the Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions.

           The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.  Amount of Stock Subject to the Plan

           The total number of Common Shares, par value $1.00 per share (the "Shares"), of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, One Million Two Hundred Fifty-Nine Thousand Five Hundred Seventy-Five (1,259,575), such number to be subject to adjustment in accordance with Article XVI of the Plan. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

           Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options and/or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights may again be subject to an Option or Right under the Plan.

           Except as provided in Articles X through XIII, XXIV, and XXVIII hereof, the Committee (as defined in Article III) may, from time to time beginning on April 1, 1999 (the "Effective Date"), grant to certain key employees and directors of the Company, or certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options and/or Rights under the terms hereinafter set forth.

           Provisions of the Plan that pertain to Options or Rights granted to a director or employee shall apply to Options, Rights or any combination thereof.

           As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

III.     Administration

           The Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Option Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b 3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. If the Board of Directors of the Company administers the Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Plan shall be deemed to mean a reference to the Board of Directors of the Company.

           The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

           All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

           The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

IV.  Eligibility

           Options and Rights may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided, and Non-Qualified Options shall be granted to non-employee directors of the Company (including former officers or key employees) ("Director Participants") only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Any person who shall have retired from the active employment by the Company or any subsidiary corporation or parent corporation of the Company, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation of the Company, shall not be eligible to receive an Option or Right.

           The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options or Rights granted to him or her.

           The aggregate number of Shares with respect to which Options and/or Rights may be granted under the Plan to any employee in any one taxable year is 450,000.

V.   Option Price and Payment

           The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the price shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

           Except as set forth in Article XVI, for purposes of this Plan and any Options and/or Rights awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradeable on a national securities exchange or other market system, and if the Shares are not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

           Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that
(i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

VI.  Terms of Options and Limitations on the Right of Exercise

           Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted. Notwithstanding anything herein to the contrary, Incentive Options may not be granted after the tenth anniversary of the Effective Date.

           Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

           To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

           Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

           In no event shall an Option granted hereunder be exercised for a fraction of a Share.

           A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired Shares.

VII. Stock Appreciation Rights

           In the discretion of the Committee, a Right may be granted (a) alone,
(b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

           The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

           Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

           Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

           A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

           Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

           If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

           A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

           For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

VIII. Termination of Employment

           Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

           (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or

Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

           (b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

           In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

           If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

           If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

           For the purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company;
(ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

           For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

           A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

           In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty (30) day period following notice of such cancellation.

IX.  Exercise of Options

           Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XVIII, XIX, XX and XXI hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.   Stock Option Grants to Director Participants

           Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Shareholders of the Company to be held in 2006, each Director Participant of the Company shall automatically be granted a Non-Qualified Option to purchase 2,000 Shares on the date on which the annual meeting of the Company's shareholders including any adjournments thereof is held in each year. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.  Director Participant's Exercise of Options

           A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

           If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the Non-Qualified Option" shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII. Director Participant's Termination

           If a Director Participant's service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

           (a) if a Director Participant holding an outstanding Non-Qualified Option dies, such Non-Qualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant's death, by such Director Participant's legatee, distributee, guardian or legal or personal representative; and

           (b) if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of (i) such Director Participant's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or
(iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Non-Qualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such Non-Qualified Option at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability; and

           (c) if the Director Participant shall die during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

           In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII. Director Participant's Ineligibility for Other Grants

           Any Director Participant eligible to receive an Option pursuant to
Article X hereof shall be ineligible to receive any other grant or award under any other Article of this Plan.

XIV. Use of Proceeds

           The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XV.  Non-Transferability of Options and Stock Appreciation Rights

           Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

XVI. Adjustment Provisions; Effect of Certain Transactions

           (a) If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

           (b) Notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable. For purposes of this Article XVI(b), an "Extraordinary Event" with respect to the Company shall be deemed to have occurred upon any of the following events:

                (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

                (ii) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

                (iii) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVI(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its shareholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

           The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the "fair market value" of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the "fair market value" of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XVII. Right to Terminate Employment

           The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment or directorship of any holder of an Option or Right and it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof.

XVIII. Purchase for Investment

           Except as hereinafter provided, the Committee may require the holder of an Option or Right granted hereunder, as a condition of exercise of such Option or Right, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

           Nothing herein shall be construed as requiring the Company to register Shares subject to any Option or Right under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option or Right on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XIX. Issuance of Stock Certificates; Legends; Payment of Expenses

           Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.

           The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

           The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

           All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XX.  Withholding Taxes

           The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under
Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXI. Listing of Shares and Related Matters

           The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXII.   Foreign Laws

           The Committee may grant Options and Rights to individual participants who are subject to the tax laws of nations other than the United States, which Options and Rights may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options and Rights by the appropriate foreign governmental entity; provided, however, that no such Options or Rights may be granted pursuant to this Article XXII and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXIII.  Amendment of the Plan

           The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will increase the total number of Shares reserved for Options and Rights under the Plan or the maximum number of Shares with respect to which Options and/or Rights may be granted under the Plan to any one employee (other than an increase resulting from an adjustment provided for in Article XVI hereof) or alter the class of eligible participants in the Plan. The Committee shall be authorized to amend the Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVI, the rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of such Option or Right.

XXIII.  Duration; Termination or Suspension of the Plan

           The Plan shall continue indefinitely until terminated by the Board of Directors or the Committee or unless terminated pursuant to Article XXVIII. The Board of Directors may at any time suspend or terminate the Plan. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXIV.   Savings Provision

           With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXV.    Governing Law

           The Plan, such Options and Rights as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

XXVI.   Partial Invalidity

           The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXVII.  Effective Date

           The Plan shall become effective at 9:00 A.M., New York City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, the Plan and any Options or Rights granted thereunder shall terminate.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LEUCADIA NATIONAL CORPORATION

                                  May 16, 2006



                            PROXY VOTING INSTRUCTIONS

MAIL
----

Date, sign and mail your proxy card
in the envelope provided as soon
as possible.  -or-

TELEPHONE                                    -----------------------------------
---------                                    COMPANY NUMBER

Call toll-free 1-800-PROXIES                 -----------------------------------
(1-800-776-9437) from any                    ACCOUNT NUMBER
touch-tone telephone and follow
the instructions. Have your control          -----------------------------------
number and the proxy card available          CONTROL NUMBER
when you call.  -or-

INTERNET
--------

Access the web page at
www.voteproxy.com and follow
the on-screen instructions.
Have your control number available
when you access the web page.

--------------------------------------------------------------------------------
             YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT 1-800-PROXIES
                     OR WWW.VOTEPROXY.COM UP UNTIL 11:59 PM
                  EASTERN TIME THE DAY BEFORE THE MEETING DATE.
--------------------------------------------------------------------------------

      PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED
               IF YOU ARE NOT VOTING VIA TELEPHONE OR THE INTERNET

--------------------------------------------------------------------------------

PROXY

                          LEUCADIA NATIONAL CORPORATION

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 16, 2006 AT 10:00 A.M.

           The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at Credit Suisse, 11 Madison Avenue, Level 2B Auditorium, New York, New York on May 16, 2006 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

           Receipt of the Notice of Annual Meeting of Shareholders dated April 17, 2006, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2005 is hereby acknowledged.

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5 AND PURSUANT TO ITEM 6.

                (Continued and to be signed on the reverse side)

NY2:\1631384\03\YYS803!.DOC\76830.0146

                         PLEASE DATE, SIGN AND MAIL YOUR
            PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF SHAREHOLDERS

                          LEUCADIA NATIONAL CORPORATION

                                  May 16, 2006

       [Graphic] PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED [Graphic]

--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW
             AND FOR PROPOSALS 2, 3, 4 AND 5 AND PURSUANT TO ITEM 6. PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [X]

--------------------------------------------------------------------------------


Item 1.  Election of Directors.                  NOMINEES

[ ]  FOR ALL NOMINEES                  [Graphic]    Ian M. Cumming

[ ]  WITHHOLD AUTHORITY FOR ALL        [Graphic]    Paul M. Dougan
     NOMINEES
                                       [Graphic]    Lawrence D. Glaubinger
[ ]  FOR ALL EXCEPT
    (See instructions below)           [Graphic]    Alan J. Hirschfield

                                       [Graphic]    James E. Jordan

                                       [Graphic]    Jeffrey C. Keil

                                       [Graphic]    Jesse Clyde Nichols, III

                                       [Graphic]    Joseph S. Steinberg

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here: [Graphic]



ITEM 2. Approval of an amendment to the 2003 Senior Executive Annual Incentive Bonus Plan increasing the maximum annual incentive bonus that may be paid from 1% to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each year of the plan.

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]

ITEM 3. Approval of the 2006 Senior Executive Warrant Plan and the grant of 1,000,000 warrants thereunder to each of Messrs. Cumming and Steinberg.

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]

ITEM 4. Approval of an amendment to the 1999 Stock Option Plan to increase by 1,000,000 the number of common shares reserved for issuance under the plan.

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]

ITEM 5. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2006.

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]

ITEM 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.


---------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method.


(Signature)___________ (Signature if held jointly)__________  Dated:____, 2006


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.